UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Item 1. Reports to Stockholders

Annual report

Income and growth mutual fund

Delaware Dividend Income Fund

November 30, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Dividend Income Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information

—	Obtain share prices

—	Check your account balance and recent transactions

—	Request statements or literature

—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Dividend Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change for events occuring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Dividend Income Fund	December 9, 2014

Performance preview (for the year ended November 30, 2014)
Delaware Dividend Income Fund (Class A shares)	1-year return	+9.74%
S&P 500® Index (benchmark)	1-year return	+16.86%
Lipper Flexible Portfolio Funds Average	1-year return	+5.49%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Dividend Income Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

The Lipper Flexible Portfolio Funds Average compares funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

For a description of the index. please see page 6.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Searching for yield amid low rates

Throughout the fiscal year ended Nov. 30, 2014, the market rewarded higher yielding securities of all asset types, as income remained scarce in a low interest rate environment.

Central banks in Europe, Japan, and China sought to boost their flagging economies by aggressively loosening monetary policy. The U.S. economy, meanwhile, continued its slow but steady improvement. Against this backdrop, in October 2014 the U.S. Federal Reserve ended its quantitative-easing stimulus program, even as it pledged to keep its target short-term interest rate at essentially zero for some time longer.

U.S. stocks performed well in this environment, with the broad stock market, as measured by the S&P 500 Index, gaining 16.9% during the fiscal year. Dividend-oriented equities, such as utility stocks, benefited disproportionately as investors searched for yield. U.S. real estate investment trusts (REITs), another income-focused asset class, also enjoyed very strong results, with the FTSE NAREIT Equity REITs Index advancing 28.0%.

International equities, as measured by the MSCI EAFE Index, did not fare well, declining 0.02%. These stocks suffered from weak economic growth outside the United States, a challenging backdrop for emerging markets, and a stronger

U.S. dollar that weighed on returns that U.S. investors received from foreign securities.

U.S. high yield bonds generated a modestly positive return for the 12-month period but struggled in the second half because of geopolitical concerns in the Middle East and Russia; volatility in equity and U.S. Treasury markets; mutual fund outflows; and heavy new-issue supply. Declining oil prices also hurt results, as energy issues made up a meaningful portion of the high yield market. During the 12 months ended Nov. 30, 2014, high yield bonds, as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index, returned 4.6%.

Fund performance

For its fiscal year ended Nov. 30, 2014, Delaware Dividend Income Fund (Class A shares) returned +9.74% at net asset value and +3.44% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark, the S&P 500 Index, returned +16.86%. Complete annualized performance for Delaware Dividend Income Fund is shown in the table on page 4.

Strength from U.S. equities, REITs

The Fund’s results were lifted by its U.S. large-cap value stocks and REITs, which together made up

Portfolio management review

Delaware Dividend Income Fund

more than half of the Fund’s net assets at fiscal year end.

Within the large-cap value portion of the Fund —representing 46% of the portfolio’s net assets as of Nov. 30, 2014 — semiconductor manufacturers Intel and Broadcom were notably strong performers during the fiscal year. More favorable demand helped lift the earnings of both chip-making companies.

Electricity producer Edison International was another leading contributor to Fund performance, as utility companies’ relatively high dividend payments made them attractive to many investors seeking income. Elsewhere, CVS Health, a drug store chain and pharmacy-benefits manager, performed well during the Fund’s fiscal year. Medical services provider Cardinal Health also added value for shareholders.

The Fund’s REIT holdings — representing 9% of the portfolio’s net assets as of Nov. 30, 2014 — enjoyed strong absolute performance, but tended to lag the REIT market as a whole because of our more defensive approach to the asset class. We believed this stance was warranted, given generally high valuations and asset prices that were rising faster than companies’ cash flows.

Sun Communities, an owner and developer of manufactured home communities, was a strong REIT performer for the Fund. In addition, the Fund experienced strength in the apartment REIT sector, which continued to display relatively steady cash flow growth amid heightened demand from tenants. Apartment owners and operators such as Essex Property Trust, Equity Residential, and AvalonBay Communities produced meaningfully positive returns, as did Healthcare Trust of America, which owns and manages healthcare properties.

Challenges in the energy sector

In contrast, the Fund’s energy holdings tended to perform poorly, which did not surprise us in light of the sharp drop in oil prices seen in the fall. Portfolio holdings such as oilfield services company Halliburton and energy producers Marathon Oil and Occidental Petroleum all experienced notable declines.

The Fund had very limited exposure to non-U.S. equities, given what we saw as their less attractive performance prospects. That said, a disproportionate number of the Fund’s detractors came from this segment of the Fund’s portfolio. Notable detractors included: Yamana Gold, a Canadian mining company; Mobile Telesystems, a Russian telecommunication services provider; Standard Chartered, a U.K.-based financial services company; and Rexel, a French distributor of electrical parts and supplies.

Among REITs, the Fund’s weakest-performing individual holding was Lippo Malls Indonesia Retail Trust. Shares of this Singapore-based company, a large owner of retail malls in Indonesia, declined more than 10% as it sought to manage through some short-term business challenges. Nevertheless, at fiscal year end, we continued to like Lippo’s long-term prospects and remained patient with this investment.

Also of note, the Fund maintained certain positions in derivative securities in an attempt to help manage the portfolio’s risk profile. These positions included a modest amount of foreign currency hedges to manage currency risk associated with the Fund’s international fixed income investments. None of these hedges had a material effect on the Fund’s performance during the fiscal year.

Staying true to our approach

During the fiscal year, the Fund’s composition remained relatively consistent. As always, we continued to focus on securities offering competitive yields and the potential for dividend growth.

At the same time, to manage risk, we also closely considered securities’ quality and valuation characteristics. As investors have searched intently for yield, especially among U.S. investments, income-oriented securities have seen their prices rise sharply. This has made yield increasingly expensive to come by, whether supplied by fixed income securities or by “bond substitutes” such as utility stocks, master limited partnerships, or certain REITs. In this environment, our approach has been to closely manage the portfolio’s yield, balancing the need for a competitive income stream with efforts to protect against the risk of falling security prices that could weigh on total return.

During the fiscal year, our emphasis remained on U.S. stocks, as it has for several years, while we substantially de-emphasized those areas of the market where we saw significant challenges and therefore limited performance prospects. These included international developed and emerging markets stocks, as well as commodity-related investments, which have been disproportionately affected by slowing growth in China.

At period end, we continued to emphasize companies that we found undervalued, had strong cash flows, maintained manageable debt levels, operated diversified businesses, and had a history of delivering consistent dividends. Although, we recognize that there is no guarantee that a dividend-paying company will continue to pay dividends.

We continued to be comfortable with the portfolio’s relatively high allocation to U.S. large-cap value equities and high yield bonds, as well as the Fund’s ongoing exposure to REITs and convertible bonds.

As we continue to monitor market conditions, we will seek to position the portfolio to provide a high level of income for our shareholders while simultaneously looking to minimize other characteristics that could potentially weigh on total return.

Performance summary
Delaware Dividend Income Fund	November 30, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2014
	1 year	5 years	10 years
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+9.74%	+11.95%	+6.64%
Including sales charge	+3.44%	+10.64%	+6.01%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+8.90%	+11.12%	+5.85%
Including sales charge	+7.90%	+11.12%	+5.85%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+9.46%	+11.67%	+6.37%
Including sales charge	+9.46%	+11.67%	+6.37%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+10.01%	+12.24%	+6.91%
Including sales charge	+10.01%	+12.24%	+6.91%
S&P 500 Index	+16.86%	+15.96%	+8.06%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. The Fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.12%	1.87%	1.37%	0.87%
(without fee waivers)
Net expenses	1.12%	1.87%	1.37%	0.87%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

Performance summary

Delaware Dividend Income Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2004, through Nov. 30, 2014

For the period beginning Nov. 30, 2004, through Nov. 30, 2014	Starting value	Ending value
S&P 500 Index	$10,000	$21,713
Delaware Dividend Income Fund — Class A shares	$9,425	$17,933

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 2004. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts

(REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

The MSCI EAFE Index, mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

Disclosure of Fund expenses

For the six-month period from June 1, 2014 to November 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2014 to Nov. 30, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Annualized Expense Ratio	Expenses Paid During Period 6/1/14 to 11/30/14*
Actual Fund return†
Class A	$1,000.00	$1,030.10	1.10%	$5.60
Class C	1,000.00	1,026.10	1.85%	9.40
Class R	1,000.00	1,028.80	1.35%	6.87
Institutional Class	1,000.00	1,031.40	0.85%	4.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class C	1,000.00	1,015.79	1.85%	9.35
Class R	1,000.00	1,018.30	1.35%	6.83
Institutional Class	1,000.00	1,020.81	0.85%	4.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings
Delaware Dividend Income Fund	As of November 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	59.10%
Consumer Discretionary	5.11%
Consumer Staples	6.22%
Diversified REITs	0.64%
Energy	5.76%
Financials	6.72%
Healthcare	8.76%
Healthcare REITs	0.42%
Hotel REITs	0.94%
Industrial REITs	0.45%
Industrials	5.26%
Information Technology	8.25%
Mall REITs	0.57%
Manufactured Housing REITs	0.20%
Materials	1.55%
Mixed REIT	0.17%
Multifamily REITs	1.44%
Office REITs	0.60%
Shopping Center REITs	0.94%
Single Tenant REITs	0.45%
Specialty	0.16%
Telecommunication Services	2.84%
Utilities	1.65%
Exchange-Traded Funds	0.50%
Convertible Preferred Stock	3.37%
Commercial Mortgage-Backed Security	0.12%
Convertible Bonds	9.63%
Basic Industry	0.36%
Brokerage	0.27%
Capital Goods	0.62%
Communications	1.15%
Consumer Cyclical	0.97%
Consumer Non-Cyclical	1.62%
Energy	0.74%
Financials	0.78%
Industrials	0.26%

Security type / sector	Percentage of net assets
REITs	0.87%
Technology	1.99%
Corporate Bonds	14.22%
Automotive	0.46%
Banking	1.12%
Basic Industry	1.55%
Capital Goods	0.99%
Communications	0.05%
Consumer Cyclical	0.72%
Consumer Non-Cyclical	0.27%
Energy	2.01%
Financials	0.22%
Healthcare	1.08%
Insurance	0.31%
Media	1.70%
Services	0.86%
Technology & Electronics	0.80%
Telecommunications	1.53%
Utilities	0.55%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	1.06%
Regional Bond	0.00%
Senior Secured Loans	0.92%
Sovereign Bonds	0.57%
Supranational Bank	0.13%
Preferred Stock	0.37%
Warrant	0.00%
Short-Term Investments	9.16%
Total Value of Securities	99.15%
Receivables and Other Assets Net of Liabilities	0.85%
Total Net Assets	100.00%

Security type / sector allocation and top 10

equity holdings

Delaware Dividend Income Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Microsoft	1.72%
Intel	1.53%
Archer-Daniels-Midland	1.53%
Lowe’s	1.51%
Broadcom Class A	1.49%
CVS Health	1.48%
Northrop Grumman	1.48%
Johnson Controls	1.47%
Cardinal Health	1.47%
Cisco Systems	1.45%

Schedule of investments
Delaware Dividend Income Fund	November 30, 2014

	Number of Shares	Value (U.S. $)

Common Stock – 59.10%

Consumer Discretionary – 5.11%
Asian Pay Television Trust	5,369,000	$3,604,600
Bayerische Motoren Werke	1,867	213,653
General Motors	72,000	2,406,960
Johnson Controls	229,400	11,470,000
Kering	1,607	332,199
Lowe’s	183,500	11,712,805
Nitori Holdings	9,586	531,479
Publicis Groupe	5,191	381,555
Rexel	12,216	226,379
Sumitomo Rubber Industries	24,200	368,669
Target	94,100	6,963,400
Techtronic Industries	96,000	307,006
Toyota Motor	11,700	721,046
Yue Yuen Industrial Holdings	134,500	482,160

		39,721,911

Consumer Staples – 6.22%
Archer-Daniels-Midland	225,400	11,874,072
Aryzta †	7,967	636,139
Carlsberg Class B	4,762	424,354
Coca-Cola	34,793	1,559,770
Coca-Cola Amatil	37,954	295,316
CVS Health	126,400	11,547,904
Kraft Foods Group	182,200	10,962,974
Mondelez International Class A	282,600	11,077,920

		48,378,449

Diversified REITs – 0.64%
Gramercy Property Trust	372,000	2,194,800
Mapletree Commercial Trust	759,000	824,050
Washington Real Estate Investment Trust	74,100	1,991,067

		5,009,917

Energy – 5.76%
Chevron	87,500	9,526,125
CNOOC	255,000	372,887
ConocoPhillips	143,200	9,461,224
Halliburton	180,600	7,621,320
Marathon Oil	277,800	8,033,976
Occidental Petroleum	110,900	8,846,493
Saipem †	17,650	252,832
Subsea 7	3,940	39,156
Suncor Energy	9,100	287,314

Schedule of investments

Delaware Dividend Income Fund

	Number of Shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
Total	6,152	$344,465

		44,785,792

Financials – 6.72%
Allstate	162,400	11,067,560
Apollo Investment	548,700	4,521,288
AXA	30,229	730,421
Bank of New York Mellon	273,700	10,956,211
Bank Rakyat Indonesia Persero	295,398	278,963
BB&T	271,400	10,201,926
ING Groep CVA †	33,866	496,503
Marsh & McLennan	193,000	10,921,870
Mitsubishi UFJ Financial Group	124,100	717,747
Nordea Bank	58,180	726,782
Och-Ziff Capital Management Group	58,506	693,296
Standard Chartered	39,012	571,806
UniCredit	56,213	415,911

		52,300,284

Healthcare – 8.76%
Baxter International	147,900	10,796,700
Cardinal Health	138,900	11,416,191
Johnson & Johnson	99,600	10,781,700
Merck	171,700	10,370,680
Novartis	9,174	888,327
Pfizer	353,138	11,000,249
Quest Diagnostics	166,900	10,900,239
Sanofi	7,321	709,410
Stada Arzneimittel	8,666	312,341
Teva Pharmaceutical Industries ADR	17,557	1,000,398

		68,176,235

Healthcare REITs – 0.42%
Health Care REIT	10,200	751,332
Healthcare Realty Trust	42,100	1,111,861
Healthcare Trust of America Class A	107,800	1,375,528

		3,238,721

Hotel REITs – 0.94%
Concentradora Fibra Hotelera Mexicana	737,685	1,197,652
DiamondRock Hospitality	77,700	1,160,061
Pebblebrook Hotel Trust	27,400	1,182,858
RLJ Lodging Trust	40,300	1,327,079
Strategic Hotels & Resorts †	183,300	2,434,224

		7,301,874

	Number of Shares	Value (U.S. $)

Common Stock (continued)

Industrial REITs – 0.45%
DCT Industrial Trust	15,900	$542,667
First Industrial Realty Trust	117,200	2,326,420
Terreno Realty	28,600	595,166

		3,464,253

Industrials – 5.26%
Deutsche Post	15,792	525,055
East Japan Railway	6,246	468,239
General Electric	163,000	4,317,870
ITOCHU	44,689	514,368
Koninklijke Philips	16,416	495,542
Meggitt	40,980	322,407
Northrop Grumman	81,800	11,528,074
Raytheon	104,600	11,160,820
Vinci	8,012	433,504
Waste Management	222,800	10,857,044
WestJet Airlines @	9,256	261,405

		40,884,328

Information Technology – 8.25%
Apple	28,100	3,341,933
Broadcom Class A	267,900	11,554,527
CGI Group Class A †	27,146	989,285
Cisco Systems	407,900	11,274,356
Intel	319,300	11,893,925
Microsoft	280,100	13,391,581
Playtech	18,335	184,111
Teleperformance	9,565	668,416
Xerox	782,400	10,922,304

		64,220,438

Mall REITs – 0.57%
Simon Property Group	18,863	3,410,430
Taubman Centers	12,500	993,625

		4,404,055

Manufactured Housing REITs – 0.20%
Equity Lifestyle Properties	10,127	502,400
Sun Communities	18,043	1,062,552

		1,564,952

Materials – 1.55%
AuRico Gold	31,862	106,699
duPont (E.I.) deNemours	150,900	10,774,260
Lafarge	5,080	361,510

Schedule of investments

Delaware Dividend Income Fund

	Number of Shares	Value (U.S. $)

Common Stock (continued)

Materials (continued)
Rexam	49,436	$349,808
Rio Tinto	7,448	348,609
Yamana Gold	30,313	109,463

		12,050,349

Mixed REIT – 0.17%
Duke Realty	70,100	1,362,744

		1,362,744

Multifamily REITs – 1.44%
American Campus Communities	28,300	1,132,000
American Residential Properties †	149,600	2,658,392
AvalonBay Communities	12,800	2,058,112
Equity Residential	15,500	1,098,020
Essex Property Trust	7,813	1,581,429
Post Properties	45,700	2,677,106

		11,205,059

Office REITs – 0.60%
alstria office REIT †	73,600	922,859
Brandywine Realty Trust	31,200	482,352
Douglas Emmett	1,456	40,535
Equity Commonwealth	48,700	1,238,441
First Potomac Realty Trust	47,400	586,812
Highwoods Properties	32,600	1,407,016

		4,678,015

Shopping Center REITs – 0.94%
DDR	97,700	1,790,841
First Capital Realty	45,403	743,153
Kite Realty Group Trust	35,900	979,352
Lippo Malls Indonesia Retail Trust	2,593,000	736,139
Ramco-Gershenson Properties Trust	110,500	1,977,950
Wheeler Real Estate Investment Trust @	263,480	1,117,155

		7,344,590

Single Tenant REITs – 0.45%
Agree Realty	37,500	1,155,375
Spirit Realty Capital	201,600	2,360,736

		3,516,111

Specialty – 0.16%
AMC Entertainment Holdings	48,000	1,258,560

		1,258,560

Telecommunication Services – 2.84%
AT&T	291,500	10,313,270

	Number of Shares	Value (U.S. $)

Common Stock (continued)

Telecommunication Services (continued)
Century Communications =†	1,625,000	$0
Mobile Telesystems ADR	24,562	300,148
Nippon Telegraph & Telephone	10,337	553,171
Tele2 Class B	34,998	453,151
Verizon Communications	206,400	10,441,776

		22,061,516

Utilities – 1.65%
Abengoa Yield	21,600	609,120
Edison International	167,700	10,659,012
GDF Suez	53,273	1,313,752
National Grid	18,802	273,496

		12,855,380

Total Common Stock (cost $350,778,334)		459,783,533

Exchange-Traded Funds – 0.50%

Aberdeen Asia-Pacific Income Fund	304,262	1,764,720
Market Vectors High Yield Municipal Index	69,400	2,150,706

Total Exchange-Traded Funds (cost $3,934,933)		3,915,426

Convertible Preferred Stock – 3.37%

ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	70,950	1,402,369
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	865	920,684
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	16,230	1,745,374
El Paso Energy Capital Trust I 4.75% exercise price $34.49, expiration date 3/31/28	39,900	2,394,000
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	41,750	2,178,933
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	1,141	597,171
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	2,175	3,101,278
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	1,282	1,717,880
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	51,310	2,439,021
Laclede Group 6.75% exercise price $57.81, expiration date 4/1/17	13,235	734,939
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	56,425	2,793,037

Schedule of investments

Delaware Dividend Income Fund

	Number of Shares	Value (U.S. $)

Convertible Preferred Stock (continued)

SandRidge Energy
7.00% exercise price $7.76, expiration date 12/31/49	1,500	$103,969
8.50% exercise price $8.01, expiration date 12/31/49	14,890	1,049,745
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	1,489	1,827,785
Weyerhaeuser 6.375% exercise price $33.13, expiration date 7/1/16	33,413	1,961,343
Wheeler REIT
9.00% exercise price $5.00, expiration date 12/31/49	35,990	820,212
9.00% exercise price $5.00, expiration date 12/31/49 @=	414	431,930

Total Convertible Preferred Stock (cost $25,991,532)		26,219,670

	Principal amount°

Commercial Mortgage-Backed Security – 0.12%

BAML Commercial Mortgage
Series 2006-4 A4 5.634% 7/10/46	929,041	976,727

Total Commercial Mortgage-Backed Security (cost $942,612)		976,727

Convertible Bonds – 9.63%
Basic Industry – 0.36%
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	788,000	484,127
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19	2,450,000	2,338,219

		2,822,346

Brokerage – 0.27%
Gain Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18	2,024,000	2,116,345

		2,116,345

Capital Goods – 0.62%
Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15 #	2,517,000	2,556,341
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	2,973,000	2,287,352

		4,843,693

Communications – 1.15%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	1,810,000	1,524,925
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #	2,181,000	2,410,005
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	1,464,000	2,066,070

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Communications (continued)
Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43 #	2,662,000	$2,931,527

		8,932,527

Consumer Cyclical – 0.97%
Huron Consulting Group 144A 1.25% exercise price $79.89, expiration date 9/27/19 #	1,642,000	1,710,759
Iconix Brand Group 2.50% exercise price $30.75, expiration date 5/31/16	1,245,000	1,692,422
Live Nation Entertainment 144A 2.50% exercise price $34.68, expiration date 5/13/19 #	802,000	859,143
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	3,072,000	3,277,440

		7,539,764

Consumer Non-Cyclical – 1.62%
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	1,035,000	1,274,344
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	1,168,000	1,300,130
Hologic 2.00% exercise price $38.59, expiration date 12/15/43	1,666,000	1,838,847
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	2,636,000	3,238,985
Spectrum Pharmaceuticals 144A 2.75% exercise price $10.53, expiration date 12/13/18 #	2,017,000	1,967,836
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	1,845,000	1,968,384
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 —	739,000	1,048,645

		12,637,171

Energy – 0.74%
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	683,000	673,609
Energy XXI 144A 3.00% exercise price $40.40, expiration date 12/13/18 #	2,792,000	1,828,760
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	1,387,000	1,634,926
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	1,786,000	1,604,051

		5,741,346

Financials – 0.78%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	1,558,000	1,622,267

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Financials (continued)
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	2,293,000	$2,457,809
New Mountain Finance 144A 5.00% exercise price $15.93, expiration date 6/14/19 #	1,943,000	1,998,861

		6,078,937

Industrials – 0.26%
General Cable 4.50% exercise price $34.88, expiration date 11/15/29 f	2,946,000	2,005,121

		2,005,121

REITs – 0.87%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	2,762,000	2,888,016
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	2,005,000	1,917,281
Forest City Enterprises 3.625% exercise price $24.21, expiration date 8/14/20	1,808,000	1,941,340

		6,746,637

Technology – 1.99%
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	1,247,000	1,215,046
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	3,115,000	3,107,228
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	1,583,000	1,831,333
Electronics For Imaging 144A 0.75% exercise price $52.72, expiration date 8/29/19 #	1,100,000	1,146,750
Equinix 4.75% exercise price $81.48, expiration date 6/13/16	180,000	508,500
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	2,269,000	2,378,196
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	1,574,000	1,551,374
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	1,081,000	2,197,808
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	856,000	1,544,545

		15,480,780

Total Convertible Bonds (cost $72,211,795)		74,944,667

Corporate Bonds – 14.22%

Automotive – 0.46%
Gates Global 144A 6.00% 7/15/22 #	940,000	918,850

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Automotive (continued)
General Motors
4.875% 10/2/23		255,000	$271,575
6.25% 10/2/43		330,000	385,275
International Automotive Components Group 144A
9.125% 6/1/18 #		628,000	667,250
Lear 5.25% 1/15/25		375,000	376,875
Meritor
6.25% 2/15/24		180,000	185,400
6.75% 6/15/21		325,000	342,875
Tupy Overseas 144A 6.625% 7/17/24 #		400,000	402,000

			3,550,100

Banking – 1.12%
Australia & New Zealand Banking Group
5.412% 6/20/22 —	AUD	1,090,000	968,969
Bank of America
4.145% 8/23/18 —	AUD	1,100,000	951,068
6.50% 10/29/49 —		625,000	644,531
Barclays Bank 7.625% 11/21/22		550,000	608,094
Credit Suisse Group 144A 7.50% 12/29/49 #—		520,000	551,200
Goldman Sachs Group
4.035% 8/21/19 —	AUD	720,000	619,348
4.468% 8/8/18 —	AUD	770,000	672,345
HSBC Holdings 6.375% 12/29/49 —		570,000	583,823
JPMorgan Chase
3.825% 5/17/18 —	AUD	1,100,000	944,478
6.75% 1/29/49 —		605,000	647,350
Lloyds Banking Group 7.50% 4/30/49 —		615,000	633,450
Popular 7.00% 7/1/19		915,000	924,150

			8,748,806

Basic Industry – 1.55%
AK Steel
7.625% 5/15/20		593,000	566,315
7.625% 10/1/21		285,000	269,325
ArcelorMittal 6.125% 6/1/18		474,000	503,625
Arch Coal 144A 8.00% 1/15/19 #		510,000	349,350
Builders FirstSource 144A 7.625% 6/1/21 #		684,000	709,650
Cemex 144A 7.25% 1/15/21 #		665,000	704,900
CPG Merger Sub 144A 8.00% 10/1/21 #		540,000	569,700
First Quantum Minerals
144A 6.75% 2/15/20 #		223,000	215,195
144A 7.00% 2/15/21 #		223,000	217,425
144A 7.25% 5/15/22 #		405,000	391,837

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
FMG Resources August 2006 144A 6.875% 4/1/22 #	574,000	$515,883
Grace (W.R.)
144A 5.125% 10/1/21 #	225,000	234,000
144A 5.625% 10/1/24 #	230,000	243,800
Hardwoods Acquisition 144A 7.50% 8/1/21 #	380,000	383,800
HD Supply 11.50% 7/15/20	425,000	494,594
JMC Steel Group 144A 8.25% 3/15/18 #	417,000	419,606
Kissner Milling 144A 7.25% 6/1/19 #	450,000	460,125
LSB Industries 7.75% 8/1/19	410,000	436,650
Lundin Mining 144A 7.875% 11/1/22 #	600,000	621,000
New Gold 144A 6.25% 11/15/22 #	394,000	384,150
Nortek 8.50% 4/15/21	375,000	405,000
NOVA Chemicals 144A 5.00% 5/1/25 #	340,000	352,325
Polymer Group 144A 6.875% 6/1/19 #	695,000	681,969
Ryerson
9.00% 10/15/17	277,000	283,233
11.25% 10/15/18	74,000	78,810
Steel Dynamics 144A 5.50% 10/1/24 #	355,000	373,637
TPC Group 144A 8.75% 12/15/20 #	733,000	764,153
Wise Metals Group 144A 8.75% 12/15/18 #	235,000	252,625
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	160,000	173,800

		12,056,482

Capital Goods – 0.99%
Accudyne Industries 144A 7.75% 12/15/20 #	620,000	629,300
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	600,000	595,500
BWAY Holding 144A 9.125% 8/15/21 #	960,000	993,600
Consolidated Container 144A 10.125% 7/15/20 #	419,000	383,385
Gardner Denver 144A 6.875% 8/15/21 #	712,000	710,220
KLX 144A 5.875% 12/1/22 #	590,000	601,800
Milacron 144A 7.75% 2/15/21 #	435,000	455,663
Owens-Brockway Glass Container
144A 5.00% 1/15/22 #	175,000	177,406
144A 5.375% 1/15/25 #	115,000	116,581
Plastipak Holdings 144A 6.50% 10/1/21 #	405,000	409,050
Reynolds Group Issuer 8.25% 2/15/21	720,000	755,100
Sealed Air 144A 5.125% 12/1/24 #	175,000	175,875
Signode Industrial Group 144A 6.375% 5/1/22 #	515,000	505,987
TransDigm
6.00% 7/15/22	650,000	659,750
6.50% 7/15/24	525,000	538,125

		7,707,342

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications – 0.05%
VimpelCom Holdings 144A 5.95% 2/13/23 #	500,000	$421,500

		421,500

Consumer Cyclical – 0.72%
DBP Holding 144A 7.75% 10/15/20 #	358,000	323,990
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	315,000	316,575
Landry’s 144A 9.375% 5/1/20 #	1,121,000	1,198,069
Men’s Wearhouse 144A 7.00% 7/1/22 #	305,000	314,913
MGM Resorts International 6.00% 3/15/23	585,000	596,700
Michaels Stores 144A 5.875% 12/15/20 #	425,000	430,313
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	395,000	393,025
Pantry 8.375% 8/1/20	406,000	430,360
Party City Holdings 8.875% 8/1/20	450,000	487,125
PC Nextco Holdings 8.75% 8/15/19	315,000	321,300
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	377,000	381,713
Rite Aid 6.75% 6/15/21	390,000	410,475

		5,604,558

Consumer Non-Cyclical – 0.27%
Avis Budget Car Rental 144A 5.50% 4/1/23 #	175,000	177,625
Crestview DS Merger Sub II 10.00% 9/1/21	330,000	391,050
JBS Investments 144A 7.75% 10/28/20 #	565,000	615,850
Prestige Brands 144A 5.375% 12/15/21 #	395,000	391,050
Spectrum Brands
6.375% 11/15/20	77,000	81,813
6.625% 11/15/22	291,000	311,370
SUPERVALU 7.75% 11/15/22	110,000	109,725

		2,078,483

Energy – 2.01%
Baytex Energy
144A 5.125% 6/1/21 #	110,000	101,750
144A 5.625% 6/1/24 #	515,000	462,856
California Resources
144A 5.50% 9/15/21 #	635,000	573,087
144A 6.00% 11/15/24 #	365,000	327,359
Calumet Specialty Products Partners 7.625% 1/15/22	790,000	805,800
Chaparral Energy
7.625% 11/15/22	379,000	348,680
8.25% 9/1/21	236,000	227,740
CHC Helicopter 9.375% 6/1/21	367,250	374,595
Chesapeake Energy 4.875% 4/15/22	1,000,000	995,000
Compressco Partners 144A 7.25% 8/15/22 #	615,000	565,800
Energy Transfer Equity 5.875% 1/15/24	252,000	268,380
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	550,000	413,875

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Exterran Partners 6.00% 4/1/21	460,000	$418,600
FTS International 144A 6.25% 5/1/22 #	350,000	290,500
Genesis Energy 5.75% 2/15/21	530,000	525,363
Halcon Resources
8.875% 5/15/21	417,000	323,175
9.75% 7/15/20	825,000	635,250
Key Energy Services 6.75% 3/1/21	780,000	608,400
Laredo Petroleum
5.625% 1/15/22	550,000	522,500
7.375% 5/1/22	98,000	99,470
Midstates Petroleum 9.25% 6/1/21	1,035,000	864,225
Murphy Oil USA 6.00% 8/15/23	540,000	573,750
Northern Blizzard Resources 144A 7.25% 2/1/22 #	353,000	328,290
Northern Oil & Gas 8.00% 6/1/20	430,000	382,700
NuStar Logistics 6.75% 2/1/21	315,000	342,950
Oasis Petroleum 6.875% 3/15/22	880,000	831,600
Ocean Rig UDW 144A 7.25% 4/1/19 #	900,000	711,000
PDC Energy 7.75% 10/15/22	450,000	455,063
Pioneer Energy Services 6.125% 3/15/22	625,000	512,500
Regency Energy Partners 5.875% 3/1/22	550,000	569,250
SandRidge Energy 8.125% 10/15/22	849,000	687,690
Triangle USA Petroleum 144A 6.75% 7/15/22 #	230,000	188,600
Warren Resources 144A 9.00% 8/1/22 #	350,000	293,125

		15,628,923

Financials – 0.22%
Consolidated Energy Finance 144A 6.75% 10/15/19 #	708,000	711,540
e*trade Financial 5.375% 11/15/22	385,000	389,813
Infinity Acquisition 144A 7.25% 8/1/22 #	680,000	625,600

		1,726,953

Healthcare – 1.08%
Air Medical Group Holdings 9.25% 11/1/18	318,000	334,297
Amsurg 144A 5.625% 7/15/22 #	305,000	314,150
Community Health Systems
6.875% 2/1/22	985,000	1,047,794
7.125% 7/15/20	142,000	150,343
8.00% 11/15/19	53,000	56,843
Crimson Merger Sub 144A 6.625% 5/15/22 #	400,000	373,500
DaVita HealthCare Partners 5.125% 7/15/24	925,000	950,437
Immucor 11.125% 8/15/19	555,000	607,725
Kinetic Concepts
10.50% 11/1/18	334,000	370,740
12.50% 11/1/19	245,000	271,950

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Mallinckrodt International Finance 4.75% 4/15/23	305,000	$290,513
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	265,000	276,925
Omnicare
4.75% 12/1/22	120,000	122,400
5.00% 12/1/24	325,000	333,125
Par Pharmaceutical 7.375% 10/15/20	1,092,000	1,154,790
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	430,000	439,675
Tenet Healthcare
144A 5.00% 3/1/19 #	420,000	414,750
6.00% 10/1/20	250,000	266,563
8.125% 4/1/22	315,000	352,800
Valeant Pharmaceuticals International 144A
6.375% 10/15/20 #	237,000	246,779

		8,376,099

Insurance – 0.31%
American International Group 8.175% 5/15/58 —	480,000	660,000
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	575,000	599,437
USI 144A 7.75% 1/15/21 #	446,000	453,805
XL Group 6.50% 10/29/49 —	758,000	733,365

		2,446,607

Media – 1.70%
Altice 144A 7.75% 5/15/22 #	605,000	626,931
CBS Outdoor Americas Capital 144A 5.875% 3/15/25 #	375,000	389,063
CCO Holdings 5.25% 9/30/22	447,000	446,441
CCOH Safari
5.50% 12/1/22	380,000	385,225
5.75% 12/1/24	675,000	680,906
Columbus International 144A 7.375% 3/30/21 #	835,000	892,406
CSC Holdings 144A 5.25% 6/1/24 #	790,000	785,063
DISH DBS 144A 5.875% 11/15/24 #	425,000	429,250
Gannett
144A 4.875% 9/15/21 #	115,000	115,863
144A 5.50% 9/15/24 #	400,000	406,500
Gray Television 7.50% 10/1/20	910,000	946,400
iHeartCommunications
144A 9.00% 9/15/22 #	645,000	630,487
PIK 14.00% 2/1/21 ✤	475,450	391,652
MDC Partners 144A 6.75% 4/1/20 #	585,000	606,206
Media General Financing 144A 5.875% 11/15/22 #	600,000	604,500
Mediacom Broadband 5.50% 4/15/21	345,000	351,469
Numericable Group
144A 6.00% 5/15/22 #	605,000	615,297

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
Numericable Group
144A 6.25% 5/15/24 #	200,000	$204,000
RCN Telecom Services 144A 8.50% 8/15/20 #	435,000	467,625
Sinclair Television Group 144A 5.625% 8/1/24 #	410,000	401,800
Unitymedia KabelBW 144A 6.125% 1/15/25 #	665,000	697,419
Virgin Media Finance
144A 6.00% 10/15/24 #	440,000	462,550
144A 6.375% 4/15/23 #	580,000	620,600
VTR Finance 144A 6.875% 1/15/24 #	975,000	1,028,625

		13,186,278

Services – 0.86%
AECOM Technology
144A 5.75% 10/15/22 #	230,000	241,500
144A 5.875% 10/15/24 #	275,000	291,500
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	894,000	840,360
Caesars Growth Properties Holdings 144A
9.375% 5/1/22 #	390,000	346,613
Covanta Holding 5.875% 3/1/24	585,000	602,550
Geo Group
5.125% 4/1/23	245,000	241,325
5.875% 10/15/24	385,000	394,625
Mattamy Group 144A 6.50% 11/15/20 #	677,000	683,770
Navios South American Logistics 144A 7.25% 5/1/22 #	530,000	544,575
Pinnacle Entertainment
6.375% 8/1/21	210,000	219,975
7.75% 4/1/22	163,000	176,040
Stena 144A 7.00% 2/1/24 #	240,000	235,800
United Rentals North America 5.75% 11/15/24	1,010,000	1,050,400
Watco 144A 6.375% 4/1/23 #	220,000	224,950
West 144A 5.375% 7/15/22 #	635,000	608,013

		6,701,996

Technology & Electronics – 0.80%
BMC Software Finance 144A 8.125% 7/15/21 #	315,000	296,887
CDW 5.50% 12/1/24	275,000	275,000
CommScope 144A 5.50% 6/15/24 #	590,000	590,000
Entegris 144A 6.00% 4/1/22 #	580,000	601,924
Equinix
5.375% 1/1/22	220,000	222,200
5.75% 1/1/25	385,000	389,813
First Data
11.25% 1/15/21	445,000	508,413
11.75% 8/15/21	811,000	942,787

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology & Electronics (continued)
First Data Holdings 144A PIK 14.50% 9/24/19 #✥	36,260	$38,277
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	945,000	947,363
j2 Global 8.00% 8/1/20	578,000	627,130
NCR 6.375% 12/15/23	415,000	433,675
Viasystems 144A 7.875% 5/1/19 #	295,000	312,700

		6,186,169

Telecommunications – 1.53%
CenturyLink 6.75% 12/1/23	350,000	389,813
Cogent Communications Finance 144A 5.625% 4/15/21 #	530,000	522,050
Digicel Group
144A 7.125% 4/1/22 #	1,450,000	1,421,000
144A 8.25% 9/30/20 #	925,000	952,750
Hughes Satellite Systems 7.625% 6/15/21	368,000	410,320
Intelsat Luxembourg
7.75% 6/1/21	416,000	432,640
8.125% 6/1/23	1,405,000	1,475,250
Level 3 Communications 144A 5.75% 12/1/22 #	550,000	555,500
Level 3 Escrow II 144A 5.375% 8/15/22 #	625,000	632,813
Sprint
7.125% 6/15/24	900,000	894,375
7.25% 9/15/21	450,000	461,250
7.875% 9/15/23	730,000	768,325
T-Mobile USA
6.00% 3/1/23	215,000	218,763
6.125% 1/15/22	160,000	163,400
6.25% 4/1/21	210,000	216,037
6.375% 3/1/25	375,000	381,563
Wind Acquisition Finance
144A 4.75% 7/15/20 #	270,000	260,550
144A 7.375% 4/23/21 #	515,000	496,975
Windstream
7.50% 6/1/22	348,000	358,875
7.75% 10/1/21	300,000	315,375
Zayo Group 10.125% 7/1/20	524,000	591,465

		11,919,089

Utilities – 0.55%
Abengoa Yield 144A 7.00% 11/15/19 #	585,000	583,537
AES 7.375% 7/1/21	129,000	148,350
AES Gener 144A 8.375% 12/18/73 #—	200,000	223,400
Calpine 5.375% 1/15/23	510,000	517,650
DPL 144A 6.75% 10/1/19 #	495,000	512,325
Dynegy 5.875% 6/1/23	345,000	340,687

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Dynegy Finance I/II
144A 6.75% 11/1/19 #	190,000	$197,837
144A 7.375% 11/1/22 #	315,000	331,931
144A 7.625% 11/1/24 #	300,000	317,625
Elwood Energy 8.159% 7/5/26	389,399	427,366
Enel 144A 8.75% 9/24/73 #—	600,000	702,312

		4,303,020

Total Corporate Bonds (cost $111,678,120)		110,642,405

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Pass Through Trust
Series 2007-B 144A 8.845% 1/15/87 #@¿	1,300,000	0

Total Leveraged Non-Recourse Security (cost $1,105,000)		0

Municipal Bonds – 1.06%

California State
(Various Purposes) 5.00% 11/1/43	1,000,000	1,130,890
California Statewide Communities Development Authority
(California Baptist University) Series A 6.375% 11/1/43	1,000,000	1,132,460
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.25% 1/1/45	1,250,000	1,402,013
Dallas/Fort Worth International Airport
Series H 5.00% 11/1/42 (AMT)	1,000,000	1,069,610
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes) Series A-1
5.75% 6/1/47	650,000	548,489
New York State Thruway Authority
Series J 5.00% 1/1/41	1,000,000	1,119,630
Palm Beach County Health Facilities Authority (Sinai Residences Boca Raton Project)
7.25% 6/1/34	65,000	73,870
Series A 7.50% 6/1/49	325,000	370,162
Texas Private Activity Bond Surface Transportation (Senior Lien NTC Mobility)
6.75% 6/30/43 (AMT)	450,000	545,837
Utility Debt Securitization Authority, New York
(Restructuring) Series TE 5.00% 12/15/41	750,000	866,460

Total Municipal Bonds (cost $7,382,432)		8,259,421

	Principal amount°		Value (U.S. $)

Regional Bond – 0.00%Δ

Australia – 0.00%
New South Wales Treasury 4.00% 5/20/26	AUD	12,000	$10,588

Total Regional Bond (cost $10,632)			10,588

Senior Secured Loans – 0.92%«

Applied Systems 2nd Lien 7.50% 1/15/22		758,000	760,843
Ashland Water 2nd Lien 7.75% 7/2/22		220,000	216,810
Atkore International 2nd Lien 7.75% 9/27/21		295,000	291,128
Azure Midstream Tranche B 6.50% 10/21/18		120,434	118,327
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		590,000	592,729
Borgata Tranche B 1st Lien 6.75% 8/15/18		498,292	502,590
Clear Channel Communications Tranche D 6.91% 1/30/19		335,000	315,558
Flint Group 2nd Lien 8.25% 5/2/22		615,000	590,400
Gentiva Health Services Tranche B 6.50% 10/10/19		421,813	423,328
Hostess Brands 1st Lien 6.75% 3/12/20		582,075	596,263
LTS Buyer 2nd Lien 8.00% 3/15/21		82,225	82,842
Mauser Holdings 2nd Lien 8.25% 6/30/22		630,000	619,763
Moxie Liberty Tranche B 7.50% 8/21/20		295,000	300,900
Moxie Patriot (Panda Power Fund) Tranche B1
6.75% 12/19/20		290,000	292,900
Otterbox Tranche B 5.75% 5/30/20		448,875	445,228
Panda Stonewall Tranche B 6.50% 11/12/21		205,000	207,434
Rite Aid 2nd Lien 5.75% 8/3/20		220,000	221,833
Samson Investment 2nd Lien 5.00% 9/25/18		275,000	251,338
Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19		367,204	306,615

Total Senior Secured Loans (cost $7,277,792)			7,136,829

Sovereign Bonds – 0.57%Δ

Brazil – 0.20%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	4,200,000	1,575,182

			1,575,182

Mexico – 0.30%
Mexican Bonos 10.00% 12/5/24	MXN	24,301,000	2,303,819

			2,303,819

South Africa – 0.07%
South Africa Government International Bond
5.375% 7/24/44		500,000	531,497

			531,497

Total Sovereign Bonds (cost $4,487,340)			4,410,498

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°		Value (U.S. $)

Supranational Bank – 0.13%Δ

Inter-American Development Bank 7.25% 7/17/17	IDR	11,950,000,000	$986,482

Total Supranational Bank (cost $996,733)			986,482

	Number of
	Shares

Preferred Stock – 0.37%

Ally Financial 144A 7.00% #		1,100	1,109,659
Freddie Mac 6.02%		40,000	130,800
GMAC Capital Trust I 8.125% —		17,000	449,480
Regions Financial 6.375%		17,000	425,510
Vornado Realty Trust 6.625%		28,600	734,734

Total Preferred Stock (cost $3,472,469)			2,850,183

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 @†		43,188	14,468

Total Warrant (cost $358)			14,468

	Principal amount°

Short-Term Investments – 9.16%

Discount Notes – 4.26%≠
Federal Home Loan Bank
0.065% 1/14/15		4,938,891	4,938,718
0.065% 1/21/15		3,188,891	3,188,760
0.065% 2/25/15		7,041,706	7,041,030
0.065% 3/5/15		7,957,903	7,956,757
0.068% 1/16/15		3,309,475	3,309,352
0.08% 2/20/15		6,658,067	6,657,468

			33,092,085

Repurchase Agreements – 3.76%
Bank of America Merrill Lynch
0.05%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $10,314,731 (collateralized by U.S. government obligations 0.00%–1.375% 4/15/16–2/15/43 market value $10,520,983)		10,314,688	10,314,688
Bank of Montreal
0.08%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $3,438,252 (collateralized by U.S. government obligations 0.25%–11.25% 11/30/14–2/15/22 market value $3,506,997)		3,438,229	3,438,229

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas
0.09%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $15,502,199 (collateralized by U.S. government obligations 0.00%–3.625% 12/26/14–2/15/21 market value $15,812,126)	15,502,083	$15,502,083

		29,255,000

U.S. Treasury Obligation – 1.14%≠
U.S. Treasury Bill 0.005% 12/26/14	8,882,805	8,882,565

		8,882,565

Total Short-Term Investments (cost $71,228,095)		71,229,650

Total Value of Securities – 99.15% (cost $661,498,177)		$771,380,547

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2014, the aggregate value of Rule 144A securities was $80,281,635, which represents 10.32% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Nov. 30, 2014, the aggregate value of illiquid securities was $3,570,332, which represents 0.46% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

✤	86% of the income received was in the form of cash and 14% of the income received was in the form of additional par.

✥	100% of the income received was in the form of additional par.

T	100% of the income received was in the form of additional cash.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2014, the aggregate value of fair valued securities was $431,930, which represents 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

—	Variable rate security. The rate shown is the rate as of Nov. 30, 2014. Interest rates reset periodically.

Δ	Securities have been classified by country of origin.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate

Schedule of investments

Delaware Dividend Income Fund

offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2014.

The following futures contracts and swap contracts were outstanding at Nov. 30, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(52)	E-mini S&P 500 Index	$(5,139,143)	$(5,372,380)	12/22/14	$(233,237)

Swap Contracts

CDS Contracts2

	Swap Referenced	Notional	Annual Protection	Termination	Unrealized Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ICE-CDX.NA.HY.23	$9,000,000	5.00%	12/20/19	$(66,016)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

AUD – Australian Dollar

BCLY – Barclays Bank

BRL – Brazilian Real

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

ICE – IntercontinentalExchange, Inc.

IDR – Indonesian Rupiah

MXN – Mexican Peso

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Dividend Income Fund	November 30, 2014

Assets:
Investments, at value[1]	$700,150,897
Short-term investments, at value[2]	71,229,650
Cash collateral due from brokers	1,271,165
Foreign currencies, at value[3]	69,568
Cash	1,006,666
Dividends and interest receivable	4,265,550
Receivable for securities sold	3,676,821
Receivable for fund shares sold	1,775,471
Variation margin receivable on futures contracts	15,600

Total assets	783,461,388

Liabilities:
Payable for securities purchased	2,665,300
Due to brokers	705,847
Payable for fund shares redeemed	265,720
Swap payments payable	87,500
Investment management fees payable	401,282
Other accrued expenses	337,952
Distribution fees payable	317,920
Other affiliates payable	49,494
Trustees’ fees and expenses payable	4,400
Upfront payments paid on credit default swap contracts	588,442
Unrealized loss on credit default swap contracts	66,016
Other liabilities	1,635

Total liabilities	5,491,508

Total Net Assets	$777,969,880

Net Assets Consist of:
Paid-in capital	$777,789,174
Undistributed net investment income	683,874
Accumulated net realized loss on investments	(110,023,052)
Net unrealized appreciation of investments, foreign currencies, and derivatives	109,519,884

Total Net Assets	$777,969,880

Net Asset Value
Class A:
Net assets	$315,097,720
Shares of beneficial interest outstanding, unlimited authorization, no par	22,951,250
Net asset value per share	$13.73
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$14.57

Class C:
Net assets	$308,975,167
Shares of beneficial interest outstanding, unlimited authorization, no par	22,473,241
Net asset value per share	$13.75

Class R:
Net assets	$3,982,719
Shares of beneficial interest outstanding, unlimited authorization, no par	290,107
Net asset value per share	$13.73

Institutional Class:
Net assets	$149,914,274
Shares of beneficial interest outstanding, unlimited authorization, no par	10,919,310
Net asset value per share	$13.73

[1] Investments, at cost	$590,270,082
[2] Short-term investments, at cost	71,228,095
[3] Foreign currencies, at cost	70,983

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Dividend Income Fund	Year ended November 30, 2014

Investment Income:
Dividends	$13,841,108
Interest	10,603,758
Foreign tax withheld	(99,981)

24,344,885

Expenses:
Management fees	4,488,341
Distribution expenses – Class A	775,348
Distribution expenses – Class B	63,423
Distribution expenses – Class C	2,851,177
Distribution expenses – Class R	17,816
Dividend disbursing and transfer agent fees and expenses	819,266
Accounting and administration expenses	238,081
Reports and statements to shareholders	114,810
Registration fees	110,318
Audit and tax	52,176
Legal fees	50,536
Custodian fees	50,410
Trustees’ fees and expenses	32,604
Other	43,632

9,707,938
Less waived distribution expenses – Class B	(26,043)
Less expense paid indirectly	(292)

Total operating expenses	9,681,603

Net Investment Income	14,663,282

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$31,634,134
Foreign currencies	(503,508)
Foreign currency exchange contracts	(91,754)
Futures contracts	(883,528)
Options written	334,147
Swap contracts	(990,615)

Net realized gain	29,498,876

Net change in unrealized appreciation (depreciation) of:
Investments	18,515,919
Foreign currencies	(12,433)
Foreign currency exchange contracts	6,785
Futures contracts	37,059
Options written	6,788
Swap contracts	254,745

Net change in unrealized appreciation (depreciation)	18,808,863

Net Realized and Unrealized Gain	48,307,739

Net Increase in Net Assets Resulting from Operations	$62,971,021

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Dividend Income Fund

	Year ended
	11/30/14	11/30/13
Increase in Net Assets from Operations:
Net investment income	$14,663,282	$11,127,325
Net realized gain	29,498,876	17,291,247
Net change in unrealized appreciation (depreciation)	18,808,863	59,142,315

Net increase in net assets resulting from operations	62,971,021	87,560,887

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,317,367)	(6,053,997)
Class B	(130,696)	(235,428)
Class C	(4,581,895)	(3,338,842)
Class R	(75,505)	(71,763)
Institutional Class	(2,655,964)	(1,226,175)

	(14,761,427)	(10,926,205)

Capital Share Transactions:
Proceeds from shares sold:
Class A	87,227,442	96,741,474
Class B	12,087	205,221
Class C	65,462,355	90,858,443
Class R	1,900,495	1,189,004
Institutional Class	97,952,473	38,525,198

Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	6,744,169	5,604,764
Class B	123,159	217,686
Class C	4,163,166	3,003,745
Class R	70,986	71,517
Institutional Class	2,279,362	1,057,730

	265,935,694	237,474,782

	Year ended
	11/30/14	11/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(97,579,843)	$(46,311,215)
Class B	(10,736,134)	(9,382,458)
Class C	(35,216,011)	(25,556,412)
Class R	(1,255,241)	(1,884,594)
Institutional Class	(18,465,880)	(14,947,724)

	(163,253,109)	(98,082,403)

Increase in net assets derived from capital share transactions	102,682,585	139,392,379

Net Increase in Net Assets	150,892,179	216,027,061

Net Assets:
Beginning of year	627,077,701	411,050,640

End of year	$777,969,880	$627,077,701

Undistributed net investment income	$683,874	$207,449

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$12.810	$10.940	$9.890	$9.810	$9.190

0.312	0.316	0.348	0.351	0.373
0.923	1.854	1.045	0.086	0.695

1.235	2.170	1.393	0.437	1.068

(0.315)	(0.300)	(0.343)	(0.357)	(0.448)

(0.315)	(0.300)	(0.343)	(0.357)	(0.448)

$13.730	$12.810	$10.940	$9.890	$9.810

9.74%	20.07%	14.25%	4.39%	11.91%

$315,098	$297,117	$203,819	$189,313	$192,876
1.10%	1.12%	1.16%	1.19%	1.26%

1.10%	1.16%	1.21%	1.24%	1.31%
2.35%	2.62%	3.28%	3.41%	3.93%

2.35%	2.58%	3.23%	3.36%	3.88%
56%	51%	47%	110%	109%

Financial highlights

Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$12.830	$10.960	$9.900	$9.820	$9.190

0.213	0.226	0.268	0.274	0.302
0.921	1.853	1.056	0.086	0.694

1.134	2.079	1.324	0.360	0.996

(0.214)	(0.209)	(0.264)	(0.280)	(0.366)

(0.214)	(0.209)	(0.264)	(0.280)	(0.366)

$13.750	$12.830	$10.960	$9.900	$9.820

8.90%	19.13%	13.50%	3.61%	11.06%

$308,975	$254,961	$156,758	$151,107	$152,009
1.85%	1.87%	1.91%	1.94%	2.01%
1.60%	1.87%	2.53%	2.66%	3.18%
56%	51%	47%	110%	109%

Financial highlights

Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$12.810	$10.940	$9.890	$9.810	$9.190

0.280	0.284	0.321	0.325	0.349
0.921	1.856	1.046	0.086	0.693

1.201	2.140	1.367	0.411	1.042

(0.281)	(0.270)	(0.317)	(0.331)	(0.422)

(0.281)	(0.270)	(0.317)	(0.331)	(0.422)

$13.730	$12.810	$10.940	$9.890	$9.810

9.46%	19.77%	13.97%	4.13%	11.60%

$3,983	$3,030	$3,151	$3,340	$3,069
1.35%	1.37%	1.41%	1.44%	1.51%

1.35%	1.46%	1.51%	1.54%	1.61%
2.10%	2.37%	3.03%	3.16%	3.68%

2.10%	2.28%	2.93%	3.06%	3.58%
56%	51%	47%	110%	109%

Financial highlights

Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$ 12.810	$ 10.940	$ 9.890	$ 9.810	$ 9.190

0.348	0.347	0.375	0.375	0.399
0.920	1.853	1.045	0.088	0.697
1.268	2.200	1.420	0.463	1.096

(0.348)	(0.330)	(0.370)	(0.383)	(0.476)
(0.348)	(0.330)	(0.370)	(0.383)	(0.476)

$ 13.730	$ 12.810	$ 10.940	$ 9.890	$ 9.810

10.01%	20.37%	14.66%	4.55%	12.24%

$149,914	$ 61,809	$ 30,449	$24,986	$ 12,766
0.85%	0.87%	0.91%	0.94%	1.01%
2.60%	2.87%	3.53%	3.66%	4.18%
56%	51%	47%	110%	109%

Notes to financial statements
Delaware Dividend Income Fund	November 30, 2014

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2011–Nov. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 28, 2014.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the

Notes to financial statements

Delaware Dividend Income Fund

1. Significant Accounting Policies (continued)

exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2014, the Fund earned $292 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administrative oversight services to the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2014, the Fund was charged $33,856 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is also the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2014, the Fund was charged $152,524 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The Fund’s Class B shares paid DDLP 1.00% of the

Notes to financial statements

Delaware Dividend Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

average daily net assets for the period Dec. 1, 2013 through Sept. 25, 2014. DDLP had contracted to limit the Fund’s Class B 12b-1 fees from March 28, 2014 through Sept. 25, 2014 to 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2014, the Fund was charged $19,423 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2014, DDLP earned $120,712 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2014, DDLP received gross CDSC commissions of $27 and $3,453 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2014, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases	$421,299,683
Sales	$367,484,157

At Nov. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$669,170,357

Aggregate unrealized appreciation	$126,830,468
Aggregate unrealized depreciation	(24,620,278)

Net unrealized appreciation	$102,210,190

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Dividend Income Fund

3. Investments (Continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$976,727	$—	$976,727
Corporate Debt	—	185,587,072	—	185,587,072
Foreign Debt	—	5,407,568	—	5,407,568
Senior Secured Loans[1]	—	5,621,005	1,515,824	7,136,829
Municipal Bonds	—	8,259,421	—	8,259,421
Common Stock	459,783,533	—	—	459,783,533
Convertible Preferred Stock[1]	17,877,585	7,910,155	431,930	26,219,670
Preferred Stock[1]	1,609,724	1,240,459	—	2,850,183
Warrant	14,468	—	—	14,468
Exchange-Traded Funds	3,915,426	—	—	3,915,426
Short-Term Investments	—	71,229,650	—	71,229,650

Total	$483,200,736	$286,232,057	$1,947,754	$771,380,547

Futures Contracts	$(233,237)	$—	$—	$(233,237)
Swap Contracts	—	(66,016)	—	(66,016)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	68.18%	30.17%	1.65%	100.00%
Preferred Stock	56.48%	43.52%	—	100.00%
Senior Secured Loans	—	78.76%	21.24%	100.00%

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Nov. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, and Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2014 and 2013 was as follows:

	Year ended
	11/30/14	11/30/13
Ordinary income	$14,761,427	$10,926,205

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$777,789,174
Undistributed ordinary income	2,211,903
Capital loss carryforwards	(104,228,154)
Unrealized appreciation and foreign currencies	102,196,957

Net assets	$777,969,880

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, mark-to-market on futures and options contracts, tax treatment of CDS contracts, trust preferred securities, tax treatment of partnership income, tax recognition of unrealized gain on passive foreign investment companies, and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, CDS contracts, contingent payment debt instruments, disallowed expenses for excise tax paid, paydowns, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2014, the Fund recorded the following reclassifications:

Undistributed net investment income	$574,570
Accumulated net realized loss	(564,926)
Paid in capital	(9,644)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $26,908,546 was utilized in 2014. Capital loss carryforwards remaining at Nov. 30, 2014 will expire as follows: $49,479,104 expires in 2016 and $54,749,050 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may

Notes to financial statements

Delaware Dividend Income Fund

5. Components of Net Assets on a Tax Basis (continued)

be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/14	11/30/13

Shares sold:
Class A	6,568,466	7,963,286
Class B	867	17,010
Class C	4,927,542	7,445,097
Class R	142,656	99,301
Institutional Class	7,307,070	3,182,591

Shares issued upon reinvestment of dividends and distributions:
Class A	505,623	467,743
Class B	9,242	18,398
Class C	311,250	250,979
Class R	5,312	6,010
Institutional Class	169,625	87,786
	19,947,653	19,538,201

Shares redeemed:
Class A	(7,315,562)	(3,863,148)
Class B	(802,596)	(783,456)
Class C	(2,640,980)	(2,126,944)
Class R	(94,374)	(156,755)
Institutional Class	(1,382,130)	(1,228,075)
	(12,235,642)	(8,158,378)
Net increase	7,712,011	11,379,823

For the years ended Nov. 30, 2014 and 2013, 117,065 Class B shares were converted to 117,213 Class A shares valued at $1,571,284 and 105,064 Class B shares were converted to 105,126 Class A shares valued at $1,249,804, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the year ended Nov. 30, 2014, exchange transactions were as follows:

Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
1,931	653	—	—	2,585	$34,197

These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit to be used as described above and to be operated in substantially the same manner as the original agreement. The line of credit under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of Nov. 30, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements

Delaware Dividend Income Fund

8. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2014, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates, or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $240,000 cash collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Fund’s investments.

Options Contracts – During the year ended Nov. 30, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rate or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Nov. 30, 2014 for the Fund were as follows:

	Number of Contracts	Premiums
Options outstanding at Nov. 30, 2013	416	$46,460
Options written	4,018	435,265
Options expired	(2,568)	(305,583)
Options terminated in closing purchase transactions	(1,866)	(176,142)

Options outstanding at Nov. 30, 2014	—	$—

During the year ended Nov. 30, 2014, the Fund used options contracts to receive premiums for writing options.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

Notes to financial statements

Delaware Dividend Income Fund

8. Derivatives (continued)

During the year ended Nov. 30, 2014, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2014, the Fund used CDS contracts to hedge against a credit event and to enhance total return.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

At Nov. 30, 2014, the Fund posted $1,031,165 in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	—	Variation margin receivable on futures contracts	(233,237)*
Credit contracts (Swap contracts)	Unrealized gain of credit default swap contracts	—	Unrealized loss of credit default swap contracts	(66,016)
Total		$—		$(299,253)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Nov. 30, 2014. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2014 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options	Swap Contracts	Total
Forward currency exchange contracts	$(91,754)	$—	$—	$ —	$(91,754)
Interest rate contracts	—	(883,528)	334,147	—	(549,381)
Credit contracts	—	—	—	(990,615)	(990,615)

Total	$(91,754)	$(883,528)	$334,147	$(990,615)	$(1,631,750)

	Net Change in Unrealized Appreciation of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options	Swap Contracts	Total
Forward currency exchange contracts	$6,785	$ —	$ —	$ —	$ 6,785
Interest rate contracts	—	37,059	6,788	—	43,847
Credit contracts	—	—	—	254,745	254,745

Total	$6,785	$37,059	$6,788	$254,745	$305,377

Notes to financial statements

Delaware Dividend Income Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2014.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	225,589	USD	334,510
Futures contracts (average notional value)		—		9,025,426
Options contracts (average notional value)		—		18,523
CDS contracts (average notional value)*		9,245,992		138,889

* Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$—	$(66,016)	$(66,016)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Barclays Bank	$(66,016)	$—	$—	$—	$66,016	$—

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$10,314,688	$(10,314,688)	$—	$—
Bank of Montreal	3,438,229	(3,438,229)	—	—
BNP Paribas	15,502,083	(15,502,083)	—	—
Total	$29,255,000	$(29,255,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market

Notes to financial statements

Delaware Dividend Income Fund

10. Securities Lending (continued)

securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2014, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Notes to financial statements

Delaware Dividend Income Fund

11. Credit and Market Risk (continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Fund have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Dividend Income Fund (one of the series constituting Delaware Group® Equity Funds V, hereafter referred to as the “Fund”) at Nov. 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at Nov. 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2015

Other Fund information (Unaudited)

Delaware Dividend Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	64.44%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 73.95%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2014, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010 and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2014, the Fund has reported maximum distributions of Qualified Interest Income of $6,643,869.

Board consideration of Delaware Dividend Income Fund’s investment advisory agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Dividend Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale, and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex, and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make

Other Fund information (Unaudited)

Delaware Dividend Income Fund

up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation moderate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2007–2013)

Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004-2014)
President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	65	None
(2004–Present)
Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Chairman Investor Analytics Director — P/E Investments

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments since 2000.
Daniel V. Geatens has served	65	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive and legal capacities at different times at Delaware Investments.
Richard Salus has served in	65	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	Former Executive Vice President State Street Corporation Brookline, MA John A. Fry President Drexel University Philadelphia, PA	Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú International Miami, FL	Former Vice Chairman PNC Financial Services Group Pittsburgh, PA Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN
J. Richard Zecher Founder Investor Analytics
Scottsdale, AZ
Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report

U.S. core equity mutual fund

Delaware Small Cap Core Fund

November 30, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Core Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Small Cap Core Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware Small Cap Core Fund	December 9, 2014

Performance preview (for the year ended November 30, 2014)
Delaware Small Cap Core Fund (Class A shares)	1-year return	+7.28%
Russell 2000® Index (benchmark)	1-year return	+3.99%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 3.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. For a description of the index, please see page 5. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

During the fiscal year ended Nov. 30, 2014, small-cap stocks had a positive but difficult run. When 2014 began, stock valuations were relatively high following the strong gains achieved in 2013. The combination of subdued market performance in 2014 along with moderate earnings growth brought valuations closer to historical averages by the end of the fiscal year.

Looking at individual sectors, the strongest performers in the Russell 2000 Index were real estate investment trusts (REITs), utilities, and healthcare. Stocks in the energy sector were the weakest, followed by capital goods and basic materials.

The U.S. economic climate continued to improve during the period. Gross domestic product growth was weak during the winter, but recovered to healthy levels over the remainder of the fiscal year. The U.S. Federal Reserve remained accommodative and kept its fed funds rate near 0%. The unemployment rate declined over the year to 5.8% and new home sales spiked, both of which provided the best readings since before the onset of the global financial crisis of 2008. With all these factors contributing to the global strength of the United States, domestic small-cap equities should benefit.

Within the Fund

For the fiscal year ended Nov. 30, 2014, Delaware Small Cap Core Fund (Class A shares with all distributions reinvested) returned +7.28% at net asset value and +1.12% at maximum offer price. In comparison, the Fund’s benchmark, the Russell 2000 Index, returned +3.99% during the same period. For complete, annualized performance of Delaware Small Cap Core Fund, please see the table on page 3.

Relative Fund performance was strong over the fiscal year. Stock selection in the healthcare, basic materials, and energy sectors were the top contributors to outperformance. Stock selection in the technology sector detracted the most from relative performance. We have not found valuations in REITs and utilities favorable for some time now and as a result have been underweight in those sectors. This underweight adversely affected performance as REITs and utilities were the strongest performing sectors in the index during the fiscal year.

Among other stocks that detracted from the Fund’s performance was cloud-based digital-media company Brightcove. A lost customer, accounting for less than 5% of annual revenues, and weak third-quarter sales forced the company to reduce its guidance for the year. Concerned that these issues were unlikely to improve over the

1

Portfolio management review Delaware Small Cap Core Fund

medium term, and seeing other, more attractive opportunities in the sector, we exited our position.

Semiconductor company Applied Micro Circuits was another detractor from performance over the fiscal year. The company reduced earnings guidance as one of its older business units experienced a decline that was more rapid than had been anticipated. The stock’s decline notwithstanding, the reason we invested in and the reason we continue to like the stock is the company’s new product targeting the ARM server market, which has grown nicely. Digital advertising company, Rocket Fuel, performed poorly over the period. Slowing revenue growth, the result of increased competition, put negative pressure on the stock. Because we believe that competitive pressures will continue to weaken the stock, we exited the position.

The top contributor to Fund performance over the period was biotechnology company InterMune, which focuses on the research, development, and commercialization of innovative therapies in pulmonology and fibrotic diseases. Two significant events contributed to its price surge over the year. In February, the pivotal U.S. Phase 3 trial for Esbriet, a treatment for idiopathic pulmonary fibrosis (IPF), a progressive and fatal lung disease, was successful. And in August, Roche announced that it had entered into a definitive merger agreement to fully acquire InterMune in an all-cash transaction. We believe that the acquisition of InterMune should allow Roche to launch Esbriet, and to broaden and strengthen its portfolio of respiratory treatments.

Another leading contributor to the Fund, also in the healthcare sector, was specialty pharmaceutical company Auxilium Pharmaceuticals. The firm is focused on the development and commercialization of therapeutics for urology and sexual health. Late in the second quarter of 2014, Auxilium entered into a favorable merger agreement with QLT, a Canadian biotechnology company. Then in September, Endo International delivered an unsolicited proposal to acquire Auxilium at a healthy premium. When Auxilium’s board, in consultation with its financial and legal advisors, unanimously determined that the new offer was not superior, Endo enhanced its bid. In October, Auxilium and Endo entered into a definitive cash and stock acquisition agreement, and subsequently terminated the agreement with QLT.

Jack in the Box operates and franchises the Jack in the Box and Qdoba Mexican Grill quick-service restaurants. The stock experienced strong appreciation over the period, the result of healthy same-store sales and earnings growth. We expect that growth should continue. The company has made significant efforts to streamline menu pricing and store profitability, and it remains committed to a stock repurchase plan.

The Fund ended the period with the largest overweight positions in the finance, basic materials, and consumer services sectors. The Fund’s largest underweights were in the consumer discretionary, credit cyclicals, and utilities sectors.

We continue to maintain our strategy of investing in companies with what we view as strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that we believe have the potential to deliver value to shareholders.

2

Performance summary Delaware Small Cap Core Fund	November 30, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2014
	1 year	5 years	10 years	Lifetime

Class A (Est. Dec. 29, 1998)
Excluding sales charge	+7.28%	+19.22%	+8.30%	n/a
Including sales charge	+1.12%	+17.83%	+7.66%	n/a

Class C (Est. Aug. 1, 2005)
Excluding sales charge	+6.44%	+18.32%	n/a	+6.90%
Including sales charge	+5.44%	+18.32%	n/a	+6.90%

Class R (Est. Aug. 1, 2005)
Excluding sales charge	+7.03%	+18.93%	n/a	+7.45%
Including sales charge	+7.03%	+18.93%	n/a	+7.45%

Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+7.51%	+19.50%	+8.55%	n/a
Including sales charge	+7.51%	+19.50%	+8.55%	n/a

Russell 2000 Index	+3.99%	+16.69%	+7.78%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

3

Performance summary Delaware Small Cap Core Fund

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership,

including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses	1.31%	2.06%	1.56%	1.06%
(without fee waivers)
Net expenses	1.31%	2.06%	1.56%	1.06%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

4

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2004, through Nov. 30, 2014

For the period beginning Nov. 30, 2004, through Nov. 30, 2014	Starting value	Ending value

Russell 2000 Index	$10,000	$21,147
Delaware Small Cap Core Fund — Class A shares	$9,425	$20,923

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2004. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

5

Disclosure of Fund expenses For the six-month period from June 1, 2014 to November 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2014 to Nov. 30, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Annualized Expense Ratio	Expenses Paid During Period 6/1/14 to 11/30/14*
Actual Fund return†
Class A	$1,000.00	$1,064.60	1.36%	$7.04
Class C	1,000.00	1,060.50	2.11%	10.90
Class R	1,000.00	1,063.10	1.61%	8.33
Institutional Class	1,000.00	1,066.00	1.11%	5.75
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class C	1,000.00	1,014.49	2.11%	10.66
Class R	1,000.00	1,017.00	1.61%	8.14
Institutional Class	1,000.00	1,019.50	1.11%	5.62

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

7

Security type / sector allocation and top 10 equity holdings Delaware Small Cap Core Fund	As of November 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	97.46%
Basic Materials	6.65%
Business Services	6.31%
Capital Goods	8.63%
Communications Services	2.04%
Consumer Discretionary	3.86%
Consumer Services	4.89%
Consumer Staples	2.57%
Credit Cyclicals	0.99%
Energy	3.42%
Financials	16.47%
Healthcare	14.05%
Industrials	1.08%
Materials	0.52%
Media	0.55%
Real Estate	6.92%
Technology	15.00%
Transportation	1.53%
Utilities	1.98%
Short-Term Investments	2.10%
Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%

8

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
West Pharmaceutical Services	1.31%
Cepheid	1.26%
Casey’s General Stores	1.26%
Proofpoint	1.22%
NPS Pharmaceuticals	1.18%
Buffalo Wild Wings	1.18%
XPO Logistics	1.14%
LaSalle Hotel Properties	1.12%
DexCom	1.08%
G-III Apparel Group	1.08%

9

Schedule of investments Delaware Small Cap Core Fund	November 30, 2014

	Number of shares	Value (U.S. $)

Common Stock – 97.46%

Basic Materials – 6.65%
Axiall	78,900	$3,414,792
Boise Cascade †	112,665	4,021,014
Chemtura †	119,300	2,779,690
Innophos Holdings	44,600	2,411,968
Kaiser Aluminum	42,700	3,107,706
Materion	62,600	2,176,602
Neenah Paper	61,400	3,514,536
Quaker Chemical	36,300	2,955,909
Taminco †	56,305	1,458,863
Worthington Industries	70,300	2,651,013

		28,492,093

Business Services – 6.31%
Convergys	154,100	3,212,985
Cross Country Healthcare †	222,500	2,374,075
Kforce	194,475	4,539,047
McGrath RentCorp	106,480	3,754,485
TeleTech Holdings †	113,100	2,643,147
U.S. Ecology	70,280	2,798,550
United Stationers	101,400	4,163,484
WageWorks †	60,593	3,539,843

		27,025,616

Capital Goods – 8.63%
AAON	147,830	3,063,038
Applied Industrial Technologies	87,240	4,090,684
Barnes Group	112,400	4,128,452
Chart Industries †	19,034	755,840
Columbus McKinnon	131,220	3,504,886
ESCO Technologies	60,300	2,172,006
Esterline Technologies †	20,200	2,400,366
Granite Construction	98,341	3,525,525
Kadant	91,667	3,657,513
MasTec †	54,900	1,323,090
MYR Group †	75,800	1,967,010
Rofin-Sinar Technologies †	132,900	3,577,668
Tetra Tech	104,300	2,834,874

		37,000,952

Communications Services – 2.04%
Atlantic Tele-Network	38,984	2,650,132
InterXion Holding †	110,991	3,093,319
RigNet †	73,801	3,022,151

		8,765,602

10

	Number of shares	Value (U.S. $)

Common Stock (continued)

Consumer Discretionary – 3.86%
Coupons.com †	98,900	$1,510,203
Express †	124,000	1,853,800
G-III Apparel Group †	52,200	4,619,178
Iconix Brand Group †	97,600	3,944,016
Madden (Steven) †	134,850	4,598,385

		16,525,582

Consumer Services – 4.89%
Buffalo Wild Wings †	29,720	5,058,641
Cheesecake Factory	83,300	4,034,219
Del Frisco’s Restaurant Group †	149,500	3,321,890
Jack in the Box	58,680	4,371,660
Popeyes Louisiana Kitchen †	75,400	4,165,096

		20,951,506

Consumer Staples – 2.57%
Casey’s General Stores	64,500	5,399,940
J&J Snack Foods	32,686	3,433,664
Prestige Brands Holdings †	64,800	2,167,560

		11,001,164

Credit Cyclicals – 0.99%
Tenneco †	78,200	4,250,170

		4,250,170

Energy – 3.42%
Bonanza Creek Energy †	25,900	704,998
Bristow Group	26,350	1,689,035
C&J Energy Services †	87,400	1,324,110
Carrizo Oil & Gas †	50,900	2,008,514
Diamondback Energy †	24,710	1,393,644
Jones Energy Class A @†	115,130	1,168,570
Kodiak Oil & Gas †	214,700	1,573,751
Parsley Energy Class A †	66,100	835,504
Pioneer Energy Services †	74,800	451,792
Rosetta Resources †	79,200	2,330,064
RSP Permian †	55,015	1,197,126

		14,677,108

Financials – 16.47%
American Equity Investment Life Holding	163,100	4,403,700
AMERISAFE	61,000	2,543,090
BBCN Bancorp	187,800	2,614,176
Bryn Mawr Bank	34,600	1,018,278
Cardinal Financial	177,200	3,237,444
City Holding	69,350	3,032,675
Evercore Partners Class A	67,300	3,398,650

11

Schedule of investments Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
Fidelity & Guaranty Life	121,635	$3,044,524
First NBC Bank Holding †	82,200	2,992,080
Flushing Financial	123,700	2,377,514
Greenhill	45,000	1,994,400
Independent Bank @	81,500	3,229,845
Infinity Property & Casualty @	37,700	2,739,282
Primerica	62,200	3,261,146
Prosperity Bancshares	63,900	3,589,902
Selective Insurance Group @	117,900	3,156,183
Sterling Bancorp	285,300	3,817,314
Stifel Financial †	75,200	3,649,456
Susquehanna Bancshares	204,900	2,698,533
Texas Capital Bancshares †	71,700	3,952,821
United Fire Group	81,500	2,271,405
Webster Financial	115,200	3,625,344
Western Alliance Bancorp †	149,100	3,940,713

		70,588,475

Healthcare – 14.05%
Acorda Therapeutics †	102,900	3,750,705
Air Methods †	85,700	3,803,366
Akorn †	106,100	4,251,427
Auxilium Pharmaceuticals †	90,300	3,120,768
Cepheid †	98,200	5,408,856
CONMED	89,640	3,803,425
CryoLife	216,305	2,184,681
DexCom †	90,100	4,636,546
ICON †	67,300	3,737,842
Isis Pharmaceuticals †	59,100	3,060,789
Medicines †	57,600	1,544,256
Merit Medical Systems †	123,687	1,830,568
NPS Pharmaceuticals †	152,600	5,063,268
Quidel †	123,200	3,432,352
Spectrum Pharmaceuticals †	226,900	1,635,949
WellCare Health Plans †	45,600	3,362,544
West Pharmaceutical Services	107,820	5,607,718

		60,235,060

Industrials – 1.08%
Continental Building Products †	133,800	2,234,460
Swift Transportation †	82,000	2,383,740

		4,618,200

12

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 0.52%
Minerals Technologies	30,100	$2,234,323

		2,234,323

Media – 0.55%
National CineMedia	167,250	2,368,260

		2,368,260

Real Estate – 6.92%
DCT Industrial Trust	110,550	3,773,071
DuPont Fabros Technology	115,900	3,777,181
EastGroup Properties	50,400	3,387,888
EPR Properties	60,900	3,409,791
Kite Realty Group Trust	141,400	3,857,392
LaSalle Hotel Properties	119,100	4,808,067
Ramco-Gershenson Properties Trust	178,400	3,193,360
Sovran Self Storage	40,730	3,462,865

		29,669,615

Technology – 15.00%
Anixter International	41,450	3,602,005
Applied Micro Circuits †	403,600	2,385,276
Callidus Software †	105,600	1,686,432
ExlService Holdings †	50,590	1,418,038
FARO Technologies †	76,290	4,190,610
GrubHub †	64,900	2,388,320
Guidewire Software †	67,500	3,406,725
inContact †	347,770	2,872,580
j2 Global @	79,700	4,506,238
KEYW Holding †	280,182	3,028,767
NETGEAR †	87,410	3,034,875
Plantronics	59,600	3,109,332
Proofpoint †	120,000	5,210,400
Rally Software Development †	137,800	1,453,790
SciQuest †	177,800	2,650,998
Semtech †	141,900	3,612,774
Shutterfly †	69,300	2,963,268
SS&C Technologies Holdings	77,232	3,904,078
Synaptics †	51,320	3,232,647
Tyler Technologies †	27,900	3,029,382
WNS Holdings ADR †	127,398	2,602,741

		64,289,276

Transportation – 1.53%
Roadrunner Transportation Systems †	73,600	1,656,736
XPO Logistics †	126,300	4,885,284

		6,542,020

13

Schedule of investments Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities – 1.98%
Cleco	69,600	$3,739,608
NorthWestern	66,300	3,529,149
South Jersey Industries	21,300	1,215,804

		8,484,561

Total Common Stock (cost $372,144,465)		417,719,583

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.10%

Discount Notes – 0.95%≠
Federal Home Loan Bank
0.065% 1/14/15	387,996	387,982
0.065% 1/21/15	444,103	444,084
0.065% 2/25/15	1,327,574	1,327,447
0.065% 3/5/15	1,108,262	1,108,102
0.067% 1/16/15	259,990	259,980
0.08% 2/20/15	549,652	549,602

		4,077,197

Repurchase Agreements – 0.91%
Bank of America Merrill Lynch
0.05%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $1,364,485 (collateralized by U.S. government obligations 0.00%–1.375% 4/15/16–2/15/43 market value $1,391,769)	1,364,479	1,364,479
Bank of Montreal
0.08%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $454,829 (collateralized by U.S. government obligations 0.25%–11.25% 11/30/14–2/15/22 market value $463,923)	454,827	454,827
BNP Paribas
0.09%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $2,050,710 (collateralized by U.S. government obligations 0.00%–3.625% 12/26/14–2/15/21 market value $2,091,708)	2,050,694	2,050,694

		3,870,000

U.S. Treasury Obligation – 0.24%≠
U.S. Treasury Bill 0.005% 12/26/14	1,027,936	1,027,908

		1,027,908

Total Short-Term Investments (cost $8,974,922)		8,975,105

Total Value of Securities – 99.56% (cost $381,119,387)		$426,694,688

14

@	Illiquid security. At Nov. 30, 2014, the aggregate value of illiquid securities was $14,800,118, which represents 3.45% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities Delaware Small Cap Core Fund	November 30, 2014

Assets:
Investments, at value[1]	$417,719,583
Short-term investments, at value[2]	8,975,105
Cash	177,093
Receivable for fund shares sold	2,250,233
Dividends and interest receivable	270,476
Receivables for securities sold	241,088

Total assets	429,633,578

Liabilities:
Payable for fund shares redeemed	286,140
Payable for securities purchased	140,120
Investment management fees payable	257,919
Other accrued expenses	232,875
Distribution fees payable to affiliates	75,816
Other affiliates payable	41,661
Trustees’ fees and expenses payable	2,335

Total liabilities	1,036,866

Total Net Assets	$428,596,712

Net Assets Consist of:
Paid-in capital	$360,706,700
Accumulated net realized gain on investments	22,314,711
Net unrealized appreciation of investments	45,575,301

Total Net Assets	$428,596,712

16

Net Asset Value
Class A:
Net assets	$136,070,400
Shares of beneficial interest outstanding, unlimited authorization, no par	6,661,459
Net asset value per share	$20.43
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$21.68

Class C:
Net assets	$51,922,484
Shares of beneficial interest outstanding, unlimited authorization, no par	2,716,524
Net asset value per share	$19.11

Class R:
Net assets	$15,833,179
Shares of beneficial interest outstanding, unlimited authorization, no par	790,114
Net asset value per share	$20.04

Institutional Class:
Net assets	$224,770,649
Shares of beneficial interest outstanding, unlimited authorization, no par	10,862,742
Net asset value per share	$20.69
[1] Investments, at cost	$372,144,465
[2] Short-term investments, at cost	8,974,922

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations Delaware Small Cap Core Fund	Year ended November 30, 2014

Investment Income:
Dividends	$2,865,109
Interest	4,823

2,869,932

Expenses:
Management fees	2,126,040
Distribution expenses – Class A	248,187
Distribution expenses – Class C	388,903
Distribution expenses – Class R	71,360
Dividend disbursing and transfer agent fees and expenses	536,220
Registration fees	101,045
Accounting and administration expenses	95,078
Reports and statements to shareholders	59,204
Audit and tax	31,067
Custodian fees	23,862
Legal fees	19,508
Trustees’ fees and expenses	12,843
Other	16,432

3,729,749
Less expense paid indirectly	(118)

Total operating expenses	3,729,631

Net Investment Loss	(859,699)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	24,458,446
Net change in unrealized appreciation (depreciation) of investments	(431,013)

Net Realized and Unrealized Gain	24,027,433

Net Increase in Net Assets Resulting from Operations	$23,167,734

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets Delaware Small Cap Core Fund

	Year ended
	11/30/14	11/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(859,699)	$(267,756)
Net realized gain	24,458,446	12,854,496
Net change in unrealized appreciation (depreciation)	(431,013)	33,855,724

Net increase in net assets resulting from operations	23,167,734	46,442,464

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(22,899)
Institutional Class	—	(133,052)

Net realized gain:
Class A	(1,836,861)	—
Class C	(741,927)	—
Class R	(340,355)	—
Institutional Class	(2,110,959)	—

	(5,030,102)	(155,951)

Capital Share Transactions:
Proceeds from shares sold:
Class A	89,996,368	38,621,136
Class C	28,493,872	11,670,310
Class R	6,283,013	4,701,991
Institutional Class	153,026,330	29,676,984

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,789,684	22,424
Class C	717,211	—
Class R	340,354	—
Institutional Class	2,073,221	131,836

	282,720,053	84,824,681

20

	Year ended
	11/30/14	11/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(30,740,706)	$(10,033,078)
Class C	(5,111,025)	(1,587,669)
Class R	(4,234,053)	(2,037,193)
Institutional Class	(22,031,878)	(10,705,047)

	(62,117,662)	(24,362,987)

Increase in net assets derived from capital share transactions	220,602,391	60,461,694

Net Increase in Net Assets	238,740,023	106,748,207

Net Assets:
Beginning of year	189,856,689	83,108,482

End of year	$428,596,712	$189,856,689

Accumulated net investment loss	$—	$355,911

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
11/30/14	11/30/13	11/30/12		11/30/11	11/30/10

$19.540	$13.560	$12.010		$11.150	$8.740

(0.059)	(0.036)	(0.022)		(0.024)	0.034
1.447	6.027	1.572		0.928	2.376

1.388	5.991	1.550		0.904	2.410

—	(0.011)	—		(0.044)	—
(0.498)	—	—		—	—

(0.498)	(0.011)	—		(0.044)	—

$20.430	$19.540	$13.560		$12.010	$11.150

7.28%	44.21%	12.91%		8.10%	27.57%

$136,070	$69,386	$25,084		$24,242	$23,191
1.32%	1.31%	1.36%		1.39%	1.40%
1.32%	1.35%	1.41%		1.45%	1.54%
(0.30% )	(0.22% )	(0.17%	)	(0.20% )	0.35%
(0.30% )	(0.26% )	(0.22%	)	(0.26% )	0.21%
30%	38%	37%		42%	37%

23

Financial highlights Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
11/30/14	11/30/13		11/30/12		11/30/11		11/30/10

$18.450	$12.890		$11.510		$10.720		$8.470

(0.193)	(0.152)		(0.115)		(0.112)		(0.039)
1.351	5.712		1.495		0.902		2.289

1.158	5.560		1.380		0.790		2.250

(0.498)	—		—		—		—

(0.498)	—		—		—		—

$19.110	$18.450		$12.890		$11.510		$10.720

6.44%	43.14%		11.99%		7.37%		26.56%

$51,923	$25,828		$10,051		$7,702		$8,285
2.07%	2.06%		2.11%		2.14%		2.15%
2.07%	2.06%		2.11%		2.15%		2.24%
(1.05% )	(0.97%	)	(0.92%	)	(0.95%	)	(0.40%	)
(1.05% )	(0.97%	)	(0.92%	)	(0.96%	)	(0.49%	)
30%	38%		37%		42%		37%

25

Financial highlights Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/14	11/30/13		11/30/12		11/30/11	11/30/10

$19.220	$13.360		$11.870		$11.030	$8.660

(0.106)	(0.076)		(0.054)		(0.054)	0.009
1.424	5.936		1.544		0.913	2.361

1.318	5.860		1.490		0.859	2.370

—	—		—		(0.019)	—
(0.498)	—		—		—	—

(0.498)	—		—		(0.019)	—

$20.040	$19.220		$13.360		$11.870	$11.030

7.03%	43.86%		12.55%		7.79%	27.37%

$15,833	$12,785		$6,809		$5,786	$5,322
1.57%	1.56%		1.61%		1.64%	1.65%
1.57%	1.64%		1.71%		1.75%	1.84%
(0.55% )	(0.47%	)	(0.42%	)	(0.45% )	0.10%
(0.55% )	(0.55%	)	(0.52%	)	(0.56% )	(0.09%	)
30%	38%		37%		42%	37%

27

Financial highlights Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$19.740	$13.690	$12.100	$11.230	$8.790

(0.011)	0.005	0.011	0.006	0.060
1.459	6.089	1.579	0.934	2.385

1.448	6.094	1.590	0.940	2.445

—	(0.044)	—	(0.070)	(0.005)
(0.498)	—	—	—	—

(0.498)	(0.044)	—	(0.070)	(0.005)

$20.690	$19.740	$13.690	$12.100	$11.230

7.51%	44.64%	13.14%	8.37%	27.83%

$224,771	$81,858	$41,164	$30,923	$33,877
1.07%	1.06%	1.11%	1.14%	1.15%
1.07%	1.06%	1.11%	1.15%	1.24%
(0.05% )	0.03%	0.08%	0.05%	0.60%
(0.05% )	0.03%	0.08%	0.04%	0.51%
30%	38%	37%	42%	37%

29

Notes to financial statements Delaware Small Cap Core Fund	November 30, 2014

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2011–Nov. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

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Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 28, 2014.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2014, the Fund earned $118 under this agreement.

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Notes to financial statements Delaware Small Cap Core Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to March 28, 2014, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, (collectively, nonroutine expenses)) did not exceed 1.15% of the Fund’s average daily net assets. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applied only to expenses paid directly by the Fund.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2014, the Fund was charged $13,575 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2014, the Fund was charged $61,063 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the R shares. Institutional Class shares pay no distribution and service expenses.

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As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2014, the Fund was charged $7,872 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2014, DDLP earned $60,142 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2014, DDLP received gross CDSC commissions of $40 and $1,594 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$296,453,498
Sales	84,246,855

At Nov. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$381,984,753

Aggregate unrealized appreciation	$56,405,829
Aggregate unrealized depreciation	(11,695,894)

Net unrealized appreciation	$44,709,935

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

33

Notes to financial statements Delaware Small Cap Core Fund

3. Investments (continued)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2014:

	Level 1	Level 2	Total
Common Stock	$417,719,583	$—	$417,719,583
Short-Term Investments	—	8,975,105	8,975,105

Total	$417,719,583	$8,975,105	$426,694,688

During the year ended Nov. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Nov. 30, 2014, there were no Level 3 investments.

34

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2014 and 2013 was as follows:

	Year ended
	11/30/14	11/30/13
Long-term capital gain	$5,030,102	$155,951

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$360,706,700
Undistributed ordinary income	2,417,350
Undistributed long-term capital gain	20,762,727
Unrealized appreciation	44,709,935

Net assets	$428,596,712

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2014, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,215,610
Accumulated net realized loss	(1,215,610)

35

Notes to financial statements Delaware Small Cap Core Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/14	11/30/13
Shares sold:
Class A	4,608,007	2,308,325
Class C	1,557,859	724,461
Class R	328,816	283,583
Institutional Class	7,723,938	1,783,487

Shares issued upon reinvestment of dividends and distributions:
Class A	93,554	1,609
Class C	39,779	—
Class R	18,094	—
Institutional Class	107,254	9,390

	14,477,301	5,110,855

Shares redeemed:
Class A	(1,591,486)	(608,787)
Class C	(281,153)	(104,432)
Class R	(221,884)	(128,048)
Institutional Class	(1,116,020)	(651,586)

	(3,210,543)	(1,492,853)

Net increase	11,266,758	3,618,002

Certain shareholders may exchange shares of one class for shares of another class. For the year ended Nov. 30, 2014, exchange transactions were as follows:

Exchange Redemptions	Exchange Subscriptions
Class C Shares	Institutional Class Shares	Value
686	634	$13,073

These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each

36

Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of Nov. 30, 2014 or at any time during the period then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

37

Notes to financial statements Delaware Small Cap Core Fund

8. Offsetting (continued)

At Nov. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$1,364,479	$(1,364,479)	$—	$—
Bank of Montreal	454,827	(454,827)	—	—
BNP Paribas	2,050,694	(2,050,694)	—	—

Total	$3,870,000	$(3,870,000)	$—	$—

(a) Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to

38

pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2014, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2014, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

39

Notes to financial statements Delaware Small Cap Core Fund

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2015

41

Other Fund information (Unaudited) Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

Board consideration of Delaware Small Cap Core Fund investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

42

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative

43

Other Fund information (Unaudited) Delaware Small Cap Core Fund

Board consideration of Delaware Small Cap Core Fund investment management agreement (continued)

analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell

44

within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)
President	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President		and Governance Committee
Franklin & Marshall College		Member Community
(July 2002–July 2010)		Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	65	None
(2004–Present)
Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	65	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	65	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher Founder
Investor Analytics
Scottsdale, AZ
Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Annual report

U.S. value equity mutual fund

Delaware Small Cap Value Fund

November 30, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Value Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Investments in Delaware Small Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware Small Cap Value Fund	December 9, 2014

Performance preview (for the year ended November 30, 2014)
Delaware Small Cap Value Fund (Class A shares)	1-year return	+7.12%
Russell 2000® Value Index (benchmark)	1-year return	+3.36%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. For a description of the index, please see page 6. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index

Small-cap stocks posted moderate gains for the Fund’s fiscal year ended Nov. 30, 2014. However, unlike earlier periods in this bull market that dates back to March 2009, small-cap stocks experienced more choppy conditions generally and several episodes of sharp downward volatility. Nonetheless, small-cap stocks benefited from an accommodative U.S. Federal Reserve, ultra-low interest rates, benign inflation, and solid earnings growth that allowed relative valuations to improve marginally.

As the fiscal period began, small-cap stocks were in the midst of a broad-based advance. But over a two-week stretch beginning in mid-January 2014, the group sustained a mild pullback as concerns mounted over valuations, especially in the biotechnology sector. Other highly volatile stocks joined in the slump during a relentlessly harsh winter that temporarily slowed U.S. economic growth. That early-2014 sell-off signaled an important transformation as higher-quality companies with stronger balance sheets and healthier cash flows began to outperform their lower-quality counterparts, in contrast to much of 2013. As winter receded, economic growth recovered briskly. Investors then began focusing on when and how fast the Fed would tighten monetary policy, given that higher interest rates tend to favor companies with fewer or minimal financing requirements.

Despite generous valuations and vulnerability to higher interest rates, real estate investment trusts (REITs) and utilities were the strongest-performing sectors among small-caps as investors sought yield in a low-rate, low-inflation environment. Conversely, energy stocks tumbled badly, especially late in the fiscal period when the Organization of the Petroleum Exporting Countries (OPEC) failed to act on curtailing output, even as U.S. production of shale oil continued to increase, which is considered a factor in the recent decline in the price of oil. Though investors were not expecting an OPEC agreement on output, energy markets reacted negatively to the absence of any language that would have forced cartel members to comply with existing quotas.

Fund performance

For the fiscal year ended Nov. 30, 2014, Delaware Small Cap Value Fund returned +7.12% at net asset value and +0.97% at maximum offer price (both figures represent Class A shares with all distributions reinvested). For the same period, the Fund’s benchmark, the Russell 2000 Value Index returned +3.36%. Complete annualized performance for Delaware Small Cap Value Fund is shown in the table on page 4.

The Fund’s overweight to larger-capitalization stocks within the small-cap universe contributed to relative performance. Given the long-term nature of the current bull market, this was a

1

Portfolio management review Delaware Small Cap Value Fund

natural by-product of our long-standing policy of allowing the Fund’s “winners to run.” It also reflects our preference for companies with fewer financing issues, a strategy that can lead to overweighting the larger-cap subset portion of the small-cap segment.

The Fund’s modest overweight to the technology sector also contributed to relative performance, mostly the result of strong stock picking. The Fund’s underweight to financials (excluding REITs) was also a contributor. The financial sector suffered from weak investor demand as concern grew that the Fed would shortly begin raising interest rates.

The Fund’s large underweight to REITs detracted from performance. The sector accounts for 12.6% of the benchmark, roughly double the Fund’s average allocation over the fiscal period. As noted in previous reports, we have not identified sufficient value in the REIT sector to justify a larger weighting, given the Fund’s preference for value. The Fund’s underweight to another highly interest-rate sensitive sector — utilities — was a small detractor as well. The Fund’s slight overweight to the energy group also detracted, especially during the sell-off in exploration and development shares in late November. Though the Fund’s energy holdings outperformed the benchmark, the energy sector of the Russell 2000 Value Index plunged 22% over the fiscal year.

Among individual holdings, the Fund’s overweight position in RF Micro Devices contributed to relative performance. The stock nearly tripled over the fiscal period (to nearly 180%), in part because of a proposed merger with TriQuint Semiconductor. The stock also benefited from an ongoing share buyback program and the company’s strong position in the burgeoning “mobility” industry, which includes mobile phones and cable systems. We believe the company remains attractively valued and continue to own it. (As of this writing, the merger with TriQuint was not yet officially closed, but they have received final regulatory approval and the merger is now expected to close on Dec. 31, 2014).

The Fund’s position in United Rentals, the world’s largest publicly traded equipment rental company, also boosted relative returns. Though we took profits and exited the Fund’s position late in the fiscal period when the company’s market capitalization exceeded parameters for small-caps, the stock gained more than 60% while we held its shares.

Finally, the Fund’s position in apparel-maker Hanesbrands was also a contributor. The stock, which is not included in the benchmark, gained nearly 70% during the fiscal year, though we pared back the Fund’s allocation as it approached our target price. The company announced profit growth of 40% or more in each of the last three quarters.

The Fund’s position in Pier 1 Imports detracted significantly from relative performance (declining approximately 40%). While the company’s share buyback program is helpful, debt has risen and company management has struggled to match product offerings with consumer demand. We sold the stock at a sharp loss.

The Fund’s overweight to Stone Energy was also a detractor (its shares declined more than 50% at fiscal year end), which was largely in concert with the global rout in oil prices. The company holds promising energy producing properties in the Gulf of Mexico and the Utica Shale region of the northeastern United States. During the massive and broad-based sell-off in energy exploration and production companies, especially late in the fiscal period, the stock declined sharply. We believe the company has a strong production profile, however, and we’ve maintained the Fund’s position.

The infrastructure engineering company MasTec was a detractor as well (declining approximately 20%), primarily because a major customer, AT&T, cut its capital spending budget for 2015. We

2

remain optimistic about the stock’s longer-term prospects, however, and added to the Fund’s position as valuations became more favorable.

As the new fiscal period began, the Fund maintained its overweight to companies that appear positioned to benefit disproportionately from steady or accelerating economic growth. Conversely, we remain underweight defensive and interest-rate sensitive sectors such as utilities, REITs, and financials. From a stock-picking standpoint, we will continue to favor companies trading at what we view as reasonable valuations with strong balance sheets and the perceived ability to return value to shareholders through dividends or stock repurchases.

3

Performance summary Delaware Small Cap Value Fund	November 30, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2014
	1 year	5 years	10 years
Class A (Est. June 24, 1987)
Excluding sales charge	+7.12%	+16.72%	+8.26%
Including sales charge	+0.97%	+15.35%	+7.62%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.30%	+15.85%	+7.46%
Including sales charge	+5.30%	+15.85%	+7.46%
Class R (Est. June 2, 2003)
Excluding sales charge	+6.85%	+16.43%	+7.99%
Including sales charge	+6.85%	+16.43%	+7.99%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+7.38%	+17.01%	+8.54%
Including sales charge	+7.38%	+17.01%	+8.54%
Russell 2000 Value Index	+3.36%	+15.31%	+6.85%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the

4

shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.25%	2.00%	1.50%	1.00%
(without fee waivers)
Net expenses	1.25%	2.00%	1.50%	1.00%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2004, through Nov. 30, 2014

For the period beginning Nov. 30, 2004, through Nov. 30, 2014	Starting value	Ending value
Delaware Small Cap Value Fund — Class A shares	$9,425	$20,842
Russell 2000 Value Index	$10,000	$19,398

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2004. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

6

Disclosure of Fund expenses For the six-month period from June 1, 2014 to November 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2014 to Nov. 30, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

7

Disclosure of Fund expenses For the six-month period from June 1, 2014 to November 30, 2014 (Unaudited)

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Annualized Expense Ratio	Expenses Paid During Period 6/1/14 to 11/30/14*
Actual Fund return†
Class A	$1,000.00	$1,021.60	1.21%	$6.13
Class C	1,000.00	1,017.80	1.96%	9.91
Class R	1,000.00	1,020.40	1.46%	7.39
Institutional Class	1,000.00	1,022.90	0.96%	4.87

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.21%	$6.12
Class C	1,000.00	1,015.24	1.96%	9.90
Class R	1,000.00	1,017.75	1.46%	7.39
Institutional Class	1,000.00	1,020.26	0.96%	4.86

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

8

Security type / sector allocation and top 10 equity holdings Delaware Small Cap Value Fund	As of November 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	95.97%
Basic Industry	9.76%
Business Services	0.95%
Capital Spending	9.53%
Consumer Cyclical	3.81%
Consumer Services	8.67%
Consumer Staples	1.99%
Energy	5.35%
Financial Services	23.29%
Healthcare	6.84%
Real Estate	6.76%
Technology	13.52%
Transportation	3.11%
Utilities	2.39%
Short-Term Investments	3.76%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.48%
ITT	1.86%
Synopsys	1.77%
Platinum Underwriters Holdings	1.74%
Chemtura	1.60%
Helix Energy Solutions Group	1.51%
Fuller (H.B.)	1.46%
Hancock Holding	1.41%
Webster Financial	1.37%
STERIS	1.34%

9

Schedule of investments Delaware Small Cap Value Fund	November 30, 2014

	Number of shares	Value (U.S. $)
Common Stock – 95.97%
Basic Industry – 9.76%
Albemarle	437,900	$25,853,616
Berry Plastics Group †	1,239,000	35,856,660
Chemtura †	1,876,300	43,717,790
Cytec Industries	754,900	36,310,690
Fuller (H.B.)	927,100	40,041,449
Glatfelter	996,400	25,228,848
Kaiser Aluminum	473,227	34,441,461
Olin	661,600	16,645,856
Ryerson Holding †	816,700	8,812,193

		266,908,563

Business Services – 0.95%
Brink’s	467,900	10,153,430
United Stationers	385,618	15,833,475

		25,986,905

Capital Spending – 9.53%
Actuant Class A	626,600	18,396,976
Altra Holdings	811,731	24,863,321
CIRCOR International	193,100	12,928,045
EnPro Industries †	278,600	17,975,272
H&E Equipment Services	1,022,200	35,777,000
ITT	1,230,400	50,938,560
MasTec †	1,442,000	34,752,200
Primoris Services	829,300	21,686,195
Regal-Beloit	333,900	24,147,648
Thermon Group Holdings †	794,300	19,214,117

		260,679,334

Consumer Cyclical – 3.81%
Barnes Group	620,900	22,805,657
Knoll	674,800	12,504,044
Meritage Homes †	794,900	31,175,978
Standard Motor Products	442,540	16,882,901
Tenneco †	381,000	20,707,350

		104,075,930

Consumer Services – 8.67%
Asbury Automotive Group †	183,800	13,915,498
Brinker International	301,400	16,977,862
Cato Class A	536,144	21,510,097
Cheesecake Factory	550,600	26,665,558
Cinemark Holdings	370,131	13,439,457
Finish Line Class A	697,900	19,918,066
Genesco †	199,981	16,272,454

10

	Number of shares	Value (U.S. $)
Common Stock (continued)
Consumer Services (continued)
Hanesbrands	149,900	$17,346,428
Madden (Steven) †	545,550	18,603,255
Meredith	364,518	19,239,260
Stage Stores	554,300	11,357,607
Texas Roadhouse	732,500	24,216,450
Wolverine World Wide	581,000	17,726,310

		237,188,302

Consumer Staples – 1.99%
Core-Mark Holding	84,300	5,067,273
J&J Snack Foods	141,700	14,885,585
Pinnacle Foods	486,600	16,558,998
Scotts Miracle-Gro Class A	294,900	17,997,747

		54,509,603

Energy – 5.35%
Helix Energy Solutions Group †	1,800,400	41,175,148
Jones Energy Class A †	437,100	4,436,565
Parsley Energy Class A †	21,709	274,402
Patterson-UTI Energy	1,268,000	22,430,920
Southwest Gas	569,700	32,979,933
Stone Energy †	1,152,563	18,210,495
Whiting Petroleum †	641,500	26,795,455

		146,302,918

Financial Services – 23.29%
Bank of Hawaii	636,100	36,658,443
Boston Private Financial Holdings	1,627,700	20,769,452
Community Bank System	894,400	33,083,856
CVB Financial	684,300	10,380,831
East West Bancorp	1,847,323	67,926,067
First Financial Bancorp	1,298,600	22,998,206
First Midwest Bancorp	1,159,400	19,396,762
Hancock Holding	1,181,200	38,637,052
Independent Bank @	742,100	29,409,423
Infinity Property & Casualty @	293,082	21,295,338
Main Street Capital	586,000	19,027,420
NBT Bancorp @	1,097,800	26,687,518
Platinum Underwriters Holdings	640,100	47,476,217
ProAssurance	579,000	26,107,110
S&T Bancorp @	607,356	16,690,143
Selective Insurance Group @	1,279,200	34,244,184
StanCorp Financial Group	224,300	14,826,230
Stifel Financial †	570,400	27,681,512
Susquehanna Bancshares	982,200	12,935,574

11

Schedule of investments Delaware Small Cap Value Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Financial Services (continued)
Validus Holdings	544,984	$22,616,836
Valley National Bancorp	2,680,700	26,110,018
Webster Financial	1,192,600	37,531,122
WesBanco @	742,300	24,651,783

		637,141,097

Healthcare – 6.84%
Cooper	157,700	26,635,530
Haemonetics †	388,600	14,350,998
Owens & Minor	661,500	22,629,915
Service Corp. International	1,408,500	31,832,100
STERIS	575,580	36,693,225
Teleflex	191,900	22,864,885
VCA Antech †	680,200	32,193,866

		187,200,519

Real Estate – 6.76%
Alexander & Baldwin	535,800	20,403,264
Brandywine Realty Trust	1,633,437	25,252,936
Education Realty Trust	1,174,000	13,665,360
Healthcare Realty Trust	751,700	19,852,397
Highwoods Properties	646,800	27,915,888
Lexington Realty Trust	2,305,800	25,363,800
Ramco-Gershenson Properties Trust	939,889	16,824,013
Summit Hotel Properties	1,262,700	14,647,320
Washington Real Estate Investment Trust	781,100	20,988,157

		184,913,135

Technology – 13.52%
Black Box	223,813	5,187,985
Brocade Communications Systems	2,693,300	30,461,223
Cirrus Logic †	675,600	12,356,724
CommScope Holding †	1,047,100	23,245,620
Electronics for Imaging †	607,200	26,990,040
Netscout Systems †	609,500	23,252,425
ON Semiconductor †	3,277,500	29,595,825
Premiere Global Services †	962,850	10,158,067
PTC †	859,300	33,572,851
RF Micro Devices †	2,499,200	36,513,312
Synopsys †	1,116,200	48,431,918
Tech Data †	461,400	28,759,062
Teradyne	1,471,500	29,209,275
Vishay Intertechnology	2,319,300	32,168,691

		369,903,018

12

	Number of shares	Value (U.S. $)
Common Stock (continued)
Transportation – 3.11%
Kirby †	173,800	$16,709,132
Matson	507,700	17,876,117
Saia †	400,150	22,196,321
Werner Enterprises	914,200	28,358,484

		85,140,054

Utilities – 2.39%
Black Hills	391,900	21,166,519
El Paso Electric	512,400	19,384,092
NorthWestern	464,100	24,704,043

		65,254,654

Total Common Stock (cost $2,048,804,311)		2,625,204,032

	Principal amount°
Short-Term Investments – 3.76%
Discount Notes – 1.92%≠
Federal Home Loan Bank
0.065% 1/14/15	7,675,139	7,674,871
0.065% 1/21/15	5,668,581	5,668,349
0.065% 2/25/15	10,484,138	10,483,132
0.065% 3/5/15	14,145,990	14,143,953
0.067% 1/16/15	5,142,993	5,142,802
0.08% 2/20/15	9,308,257	9,307,419

		52,420,526

Repurchase Agreements – 1.11%
Bank of America Merrill Lynch
0.05%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $10,673,658 (collateralized by U.S. government obligations 0.00%–1.375% 4/15/16–2/15/43 market value $10,887,087)	10,673,613	10,673,613
Bank of Montreal
0.08%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $3,557,895 (collateralized by U.S. government obligations 0.25%–11.25% 11/30/14–2/15/22 market value $3,629,032)	3,557,871	3,557,871
BNP Paribas
0.09%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $16,041,636 (collateralized by U.S. government obligations 0.00%–3.625% 12/26/14–2/15/21 market value $16,362,348)	16,041,516	16,041,516

		30,273,000

13

Schedule of investments Delaware Small Cap Value Fund

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
U.S. Treasury Obligation – 0.73%≠
U.S. Treasury Bill 0.005% 12/26/14	20,064,230	$20,063,688

		20,063,688

Total Short-Term Investments (cost $102,754,981)		102,757,214

Total Value of Securities – 99.73%
(cost $2,151,559,292)		$2,727,961,246

@	Illiquid security. At Nov. 30, 2014, the aggregate value of illiquid securities was $152,978,389, which represents 5.59% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

14

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Statement of assets and liabilities Delaware Small Cap Value Fund	November 30, 2014

Assets:
Investments, at value[1]	$2,625,204,032
Short-term investments, at value[2]	102,757,214
Cash	488,101
Receivable for fund shares sold	8,200,502
Dividends and interest receivable	3,570,764
Receivable for securities sold	838,129

Total assets	2,741,058,742

Liabilities:
Payable for fund shares redeemed	1,907,723
Other accrued expenses	1,650,558
Investment management fees payable	1,512,027
Distribution fees payable to affiliates	283,044
Other affiliates payable	249,031
Trustees’ fees and expenses payable	15,546

Total liabilities	5,617,929

Total Net Assets	$2,735,440,813

Net Assets Consist of:
Paid-in capital	$2,023,045,323
Undistributed net investment income	7,924,429
Accumulated net realized gain on investments	128,069,107
Net unrealized appreciation of investments	576,401,954

Total Net Assets	$2,735,440,813

16

Net Asset Value
Class A:
Net assets	$775,076,101
Shares of beneficial interest outstanding, unlimited authorization, no par	14,124,994
Net asset value per share	$54.87
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$58.22

Class C:
Net assets	$109,367,824
Shares of beneficial interest outstanding, unlimited authorization, no par	2,337,249
Net asset value per share	$46.79

Class R:
Net assets	$82,577,089
Shares of beneficial interest outstanding, unlimited authorization, no par	1,546,718
Net asset value per share	$53.39

Institutional Class:
Net assets	$1,768,419,799
Shares of beneficial interest outstanding, unlimited authorization, no par	30,742,412
Net asset value per share	$57.52

[1] Investments, at cost	$2,048,804,311
[2] Short-term investments, at cost	102,754,981

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations Delaware Small Cap Value Fund	Year ended November 30, 2014

Investment Income:
Dividends	$37,563,003
Interest	32,271
Foreign tax withheld	(2,186)

37,593,088

Expenses:
Management fees	17,071,705
Distribution expenses – Class A	2,129,593
Distribution expenses – Class B	13,160
Distribution expenses – Class C	1,044,581
Distribution expenses – Class R	401,810
Dividend disbursing and transfer agent fees and expenses	5,481,971
Accounting and administration expenses	848,359
Reports and statements to shareholders	390,163
Legal fees	182,877
Registration fees	158,378
Trustees’ fees and expenses	115,788
Custodian fees	101,880
Audit and tax	31,006
Other	75,765

28,047,036
Less waived distribution expenses – Class B	(9,883)
Less expense paid indirectly	(770)

Total operating expenses	28,036,383

Net Investment Income	9,556,705

Net Realized and Unrealized Gain:
Net realized gain on investments	129,268,108
Net change in unrealized appreciation (depreciation) of investments	32,303,289

Net Realized and Unrealized Gain	161,571,397

Net Increase in Net Assets Resulting from Operations	$171,128,102

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets Delaware Small Cap Value Fund

	Year ended
	11/30/14	11/30/13
Increase in Net Assets from Operations:
Net investment income	$9,556,705	$5,195,670
Net realized gain	129,268,108	46,586,853
Net change in unrealized appreciation (depreciation)	32,303,289	392,175,103

Net increase in net assets resulting from operations	171,128,102	443,957,626

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(933,389)	(1,279,159)
Institutional Class	(3,846,782)	(1,785,939)

Net realized gain:
Class A	(18,684,386)	(3,531,372)
Class B	(57,082)	(42,667)
Class C	(2,419,192)	(493,148)
Class R	(1,637,404)	(302,813)
Institutional Class	(24,481,657)	(2,388,692)

	(52,059,892)	(9,823,790)

Capital Share Transactions:
Proceeds from shares sold:
Class A	244,270,963	360,137,117
Class B	19,761	38,348
Class C	22,133,681	25,678,037
Class R	25,151,148	35,157,866
Institutional Class	806,723,199	845,588,890

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	19,373,779	4,730,881
Class B	56,684	41,272
Class C	2,330,338	468,386
Class R	1,637,197	302,736
Institutional Class	27,825,139	3,993,286

	1,149,521,889	1,276,136,819

20

	Year ended
	11/30/14	11/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(412,973,803)	$(199,410,980)
Class B	(3,608,169)	(4,431,904)
Class C	(18,107,340)	(15,414,318)
Class R	(24,371,953)	(20,699,591)
Institutional Class	(351,687,599)	(180,684,573)

	(810,748,864)	(420,641,366)

Increase in net assets derived from capital share transactions	338,773,025	855,495,453

Net Increase in Net Assets	457,841,235	1,289,629,289

Net Assets:
Beginning of year	2,277,599,578	987,970,289

End of year	$2,735,440,813	$2,277,599,578

Undistributed net investment income	$7,924,429	$3,147,895

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$52.370	$39.750	$37.860	$36.190	$27.530

0.148	0.119	0.074	(0.008)	(0.003)
3.508	12.847	3.622	1.818	8.680

3.656	12.966	3.696	1.810	8.677

(0.055)	(0.092)	—	—	(0.017)
(1.101)	(0.254)	(1.806)	(0.140)	—

(1.156)	(0.346)	(1.806)	(0.140)	(0.017)

$54.870	$52.370	$39.750	$37.860	$36.190

7.12%	32.87%	10.21%	4.99%	31.53%

$775,076	$884,026	$522,403	$375,299	$301,747
1.22%	1.25%	1.32%	1.37%	1.43%
1.22%	1.29%	1.37%	1.42%	1.49%
0.27%	0.26%	0.19%	(0.02% )	(0.01% )
0.27%	0.22%	0.14%	(0.07% )	(0.07% )
17%	28%	11%	29%	12%

23

Financial highlights Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$45.110	$34.450	$33.280	$32.070	$24.560

(0.219)	(0.196)	(0.188)	(0.260)	(0.215)
3.000	11.110	3.164	1.610	7.725

2.781	10.914	2.976	1.350	7.510

(1.101)	(0.254)	(1.806)	(0.140)	—

(1.101)	(0.254)	(1.806)	(0.140)	—

$46.790	$45.110	$34.450	$33.280	$32.070

6.30%	31.93%	9.37%	4.20%	30.58%

$109,368	$99,099	$66,231	$52,648	$49,706
1.97%	2.00%	2.07%	2.12%	2.18%
1.97%	2.00%	2.07%	2.12%	2.19%
(0.48% )	(0.49% )	(0.56% )	(0.77% )	(0.76%	)
(0.48% )	(0.49% )	(0.56% )	(0.77% )	(0.77%	)
17%	28%	11%	29%	12%

25

Financial highlights Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$51.060	$38.770	$37.050	$35.510	$27.070

0.012	0.004	(0.022)	(0.102)	(0.081)
3.419	12.540	3.548	1.782	8.521

3.431	12.544	3.526	1.680	8.440

(1.101)	(0.254)	(1.806)	(0.140)	—

(1.101)	(0.254)	(1.806)	(0.140)	—

$53.390	$51.060	$38.770	$37.050	$35.510

6.85%	32.55%	9.96%	4.72%	31.18%

$82,577	$76,501	$44,379	$28,303	$20,757
1.47%	1.50%	1.57%	1.62%	1.68%
1.47%	1.58%	1.67%	1.72%	1.79%
0.02%	0.01%	(0.06% )	(0.27% )	(0.26%	)
0.02%	(0.07% )	(0.16% )	(0.37% )	(0.37%	)
17%	28%	11%	29%	12%

27

Financial highlights Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/14	11/30/13	11/30/12	11/30/11	11/30/10

$54.830	$41.590	$39.430	$37.590	$28.580

0.292	0.250	0.180	0.090	0.081
3.672	13.434	3.786	1.890	9.005

3.964	13.684	3.966	1.980	9.086

(0.173)	(0.190)	—	—	(0.076)
(1.101)	(0.254)	(1.806)	(0.140)	—

(1.274)	(0.444)	(1.806)	(0.140)	(0.076)

$57.520	$54.830	$41.590	$39.430	$37.590

7.38%	33.22%	10.49%	5.26%	31.85%

$1,768,420	$1,214,512	$348,533	$91,442	$48,996
0.97%	1.00%	1.07%	1.12%	1.18%
0.97%	1.00%	1.07%	1.12%	1.19%
0.52%	0.51%	0.44%	0.23%	0.24%
0.52%	0.51%	0.44%	0.23%	0.23%
17%	28%	11%	29%	12%

29

Notes to financial statements Delaware Small Cap Value Fund	November 30, 2014

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2011–Nov. 30, 2014), and has concluded that no provision for federal income tax is required in

30

the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 28, 2014.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $76 for the year ended Nov. 30, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

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Notes to financial statements Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2014, the Fund earned $770 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on the average daily net assets in excess $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2014, the Fund was charged $120,617 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2014, the Fund was charged $543,436 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R

32

shares. Institutional Class shares pay no distribution and service expenses. The Fund’s Class B shares paid DDLP 1.00% of the average daily net assets for the period Nov. 1, 2013 through Sept. 25, 2014. DDLP contracted to limit the Fund’s Class B 12b-1 fees from Nov. 1, 2013 through Sept. 25, 2014* to 0.25% of average daily net assets.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2014, the Fund was charged $69,700 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2014, DDLP earned $63,616 for commissions on sales of the Fund’s Class A shares. For the year ended, Nov. 30, 2014, DDLP received gross CDSC commissions of $38 and $1,294, on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

* The contractual waiver period was Nov. 1, 2013 through Sept. 25, 2014.

3. Investments

For the year ended Nov. 30, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$662,492,687
Sales	417,728,948

At Nov. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$2,152,002,705

Aggregate unrealized appreciation	$622,616,886
Aggregate unrealized depreciation	(46,658,345)

Net unrealized appreciation	$575,958,541

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

33

Notes to financial statements Delaware Small Cap Value Fund

3. Investments (continued)

circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2014:

	Level 1	Level 2	Total
Common Stock	$2,625,204,032	$—	$2,625,204,032
Short-Term Investments	—	102,757,214	102,757,214

Total	$2,625,204,032	$102,757,214	$2,727,961,246

During the year ended Nov. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Nov. 30, 2014, there were no Level 3 investments.

34

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2014 and 2013 were as follows:

	Year Ended
	11/30/14	11/30/13
Ordinary income	$15,687,573	$3,065,098
Long-term capital gain	36,372,319	6,758,692

Total	$52,059,892	$9,823,790

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,023,045,323
Undistributed ordinary income	27,506,367
Undistributed long-term capital gains	108,930,582
Unrealized appreciation	575,958,541

Net assets	$2,735,440,813

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

35

Notes to financial statements Delaware Small Cap Value Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/14	11/30/13
Shares sold:
Class A	4,575,040	7,956,581
Class B	442	961
Class C	484,338	649,744
Class R	482,799	803,908
Institutional Class	14,369,342	17,365,329

Shares issued upon reinvestment of dividends and distributions:
Class A	375,243	116,899
Class B	1,276	1,176
Class C	52,556	13,344
Class R	32,516	7,655
Institutional Class	515,280	94,471

	20,888,832	27,010,068

Shares redeemed:
Class A	(7,704,858)	(4,336,760)
Class B	(78,398)	(111,867)
Class C	(396,701)	(388,826)
Class R	(466,913)	(458,041)
Institutional Class	(6,292,453)	(3,689,734)

	(14,939,323)	(8,985,228)

Net increase	5,949,509	18,024,840

For the years ended Nov. 30, 2014 and 2013, 25,653 Class B shares were converted to 22,073 Class A shares valued at $1,188,044 and 26,366 Class B shares were converted to 22,814 Class A shares valued at $1,034,574, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders may exchange shares of one class for shares of another class. For the year ended Nov. 30, 2014, exchange transactions were as follows:

Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
33,683	2,494	—	93	34,114	$1,978,114

36

These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of Nov. 30, 2014 or at any time during the period then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or

37

Notes to financial statements Delaware Small Cap Value Fund

8. Offsetting (continued)

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At Nov. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$10,673,613	$(10,673,613)	$—	$—
Bank of Montreal	3,557,871	(3,557,871)	—	—
BNP Paribas	16,041,516	(16,041,516)	—	—

Total	$30,273,000	$(30,273,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in

38

U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization, and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2014, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative

39

Notes to financial statements Delaware Small Cap Value Fund

10. Credit and Market Risk (continued)

illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2014, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2015

41

Other Fund information (Unaudited) Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	69.87%
(B) Ordinary Income Distributions (Tax Basis)*	30.13%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends(1)	99.96%

(A) and (B) is based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100.00%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

For the fiscal year ended Nov. 30, 2014, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010, and by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2014, the Fund has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains of $16,442 and $19,595,006, respectively.

Board consideration of Delaware Small Cap Value Fund investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting,

42

reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest

43

Other Fund information (Unaudited) Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment management agreement (continued)

performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes — one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Lipper report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Lipper report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Fund’s performance results were mixed but tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of the Expense Group. When compared to other small-cap value funds, the expense comparisons for the Fund

44

showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of the Expense. The Board noted that, when compared to other small-cap value funds, the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

45

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)
President	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President		and Governance Committee
Franklin & Marshall College		Member Community
(July 2002–July 2010)		Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	65	None
(2004-Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	65	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	65	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $87,790 for the fiscal year ended November 30, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $77,405 for the fiscal year ended November 30, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,223 for the fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,500 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended November 30, 2014 and November 30, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2015